EXHIBIT 10.1

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              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   (Depositor)


                                       and


                             COLUMN FINANCIAL, INC.
                                    (Seller)


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                        MORTGAGE LOAN PURCHASE AGREEMENT



                          Dated as of September 1, 2006


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                                   TABLE OF CONTENTS


Section 1.     Transactions on or Prior to the Closing Date.....................
Section 2.     Closing Date Actions.............................................
Section 3.     Conveyance of Mortgage Loans.....................................
Section 4.     Depositor's Conditions to Closing................................
Section 5.     Seller's Conditions to Closing...................................
Section 6.     Representations and Warranties of Seller.........................
Section 7.     Obligations of Seller............................................
Section 8.     Crossed Mortgage Loans...........................................
Section 9.     Rating Agency Fees; Costs and Expenses Associated
               with a Defeasance................................................
Section 10.    Representations and Warranties of Depositor......................
Section 11.    Survival of Certain Representations, Warranties
               and Covenants....................................................
Section 12.    Transaction Expenses.............................................
Section 13.    Recording Costs and Expenses.....................................
Section 14.    Notices..........................................................
Section 15.    Notice of Exchange Act Reportable Events.........................
Section 16.    Examination of Mortgage Files....................................
Section 17.    Successors.......................................................
Section 18.    Governing Law....................................................
Section 19.    Severability.....................................................
Section 20.    Further Assurances...............................................
Section 21.    Counterparts.....................................................
Section 22.    Treatment as Security Agreement..................................

Schedule I     Schedule of Transaction Terms
Schedule II    Mortgage Loan Schedule for Column Loans
Schedule III   Mortgage Loans Constituting Mortgage Groups
Schedule IV    Mortgage Loans with Lost Mortgage Notes
Schedule V Exceptions with Respect to Seller's Representations and Warranties

Exhibit A      Representations and Warranties of Seller Regarding the
               Mortgage Loans
Exhibit B      Form of Lost Mortgage Note Affidavit


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                        MORTGAGE LOAN PURCHASE AGREEMENT

              This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of September 1, 2006, is made by and between COLUMN FINANCIAL, INC., a Delaware corporation ("Seller"), and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation ("Depositor").

                                    RECITALS

              I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as Schedule I, which is incorporated herein by this reference, or, if not defined therein or elsewhere in this Agreement, in the Pooling and Servicing Agreement.

              II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the mortgage loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II (each such mortgage loan, a "Mortgage Loan" and, collectively, the "Mortgage Loans"). Depositor intends to deposit the Mortgage Loans and other assets into a trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                    AGREEMENT

              NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

              Section 1. Transactions on or Prior to the Closing Date. On or prior to the Closing Date, Seller shall have delivered the Mortgage Files with respect to each of the Mortgage Loans listed in the Mortgage Loan Schedule to Wells Fargo Bank, N.A. as trustee (the "Trustee") or its designee, against receipt by Seller of a trust receipt, pursuant to an arrangement between Seller and the Trustee; provided, however, that item (p) in the definition of Mortgage File (below) shall be delivered to the applicable Master Servicer for inclusion in the Servicer File (defined below) with a copy delivered to the Trustee for inclusion in the Mortgage File.

              Section 2. Closing Date Actions. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust Fund, the issuance of the Certificates and the sale of (a) the Publicly Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and (b) the Private Certificates by Depositor to the Initial Purchaser pursuant to the Certificate Purchase Agreement. The closing (the "Closing") shall take place at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

              (i) Seller shall sell to Depositor, and Depositor shall purchase from Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan Purchase Price (as defined herein). The Mortgage Loan Purchase Price shall be paid by Depositor to Seller or at its direction by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date (or, by such other method as shall be mutually acceptable to Depositor and Seller). The "Mortgage Loan Purchase Price" paid by Depositor shall be equal to the amount that the Depositor and the Seller have mutually agreed upon as the Seller's share of the net securitization proceeds from the sale of the Publicly Offered Certificates and the Private Certificates as set forth in the Closing Statement (which amount includes, without limitation, accrued interest).

              (ii) Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall sell all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Holders of the Certificates.

              (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Publicly Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchaser, and the Initial Purchaser shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

              (iv) The Underwriters will offer the Publicly Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchaser will privately place certain classes of the Private Certificates pursuant to the Offering Circular.

              Section 3. Conveyance of Mortgage Loans. On the Closing Date, Seller shall sell, convey, assign and transfer, subject to any related servicing rights of any applicable Master Servicer under, and/or any applicable Primary Servicer contemplated by, the Pooling and Servicing Agreement, without recourse except as provided herein, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in, to and under:
(i) each of the Mortgage Loans identified on the Mortgage Loan Schedule, and
(ii) all property of Seller described in Section 21(b) of this Agreement, including, without limitation, (A) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date and (B) all other payments of interest, principal or yield maintenance charges received on or with respect to the Mortgage Loans after the Cut-off Date, other than any such payments of interest or principal or yield maintenance charges that were due on or prior to the Cut-off Date. The Mortgage File for each Mortgage Loan shall contain the following documents on a collective basis:

              (a) the original Note (or with respect to those Mortgage Loans listed in Schedule IV hereto, a "lost note affidavit" substantially in the form of Exhibit B hereto and a true and complete copy of the Note), bearing, or accompanied by, all prior and intervening endorsements, assignments or allonges showing a complete chain of endorsement or assignment from the Mortgage Loan Originator either in blank or to Seller, and further endorsed (at the direction of Depositor given pursuant to this Agreement) by Seller, on its face or by allonge attached thereto, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C4, without recourse, representation or warranty, express or implied";

              (b) a duplicate original Mortgage or a counterpart thereof or, if such Mortgage has been returned by the related recording office, (A) an original, (B) a certified copy or (C) a copy thereof from the applicable recording office, and originals or counterparts (or originals or copies of certified copies from the applicable recording office) of any intervening assignments thereof from the Mortgage Loan Originator to Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording indicated thereon;

              (c) an original assignment of the Mortgage, in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the Mortgage Loan Originator) either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C4";

              (d) an original, counterpart or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), and the originals, counterparts or copies of any intervening assignments thereof from the Mortgage Loan Originator of the Loan to Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording thereon;

              (e) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to clause (c) above), in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C4";

              (f) an original or true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage), and the originals or copies of any intervening assignments thereof from the Mortgage Loan Originator to Seller;

              (g) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to clause (c) above), from Seller (or the Mortgage Loan Originator) either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C4," which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan (provided that such omnibus assignment is effective under applicable law);

              (h) originals or copies of all (A) assumption agreements, (B) modifications, (C) written assurance agreements and (D) substitution agreements, together with any evidence of recording thereon or in the form submitted for recording, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan has been assumed;

              (i) the original lender's title insurance policy or a copy thereof (together with all endorsements or riders that were issued with or subsequent to the issuance of such policy), or if the policy has not yet been issued, the original or a copy of a binding written commitment (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing by the related title insurance company) or interim binder that is marked as binding and countersigned by the title company, insuring the priority of the Mortgage as a first lien on the related Mortgaged Property, relating to such Mortgage Loan;

              (j) the original or a counterpart of any guaranty of the obligations of the Borrower under the Mortgage Loan;

              (k) UCC acknowledgement, certified or other copies of all UCC Financing Statements and continuation statements which show the filing or recording thereof (including the filing number or other similar filing information) or, alternatively, other evidence of filing or recording (including the filing number or other similar filing information) acceptable to the Trustee (including, without limitation, evidence of such filed or recorded UCC Financing Statement as shown on a written UCC search report from a reputable search firm, such as Corporation Service Company, CT Corporation System and the like or printouts of on-line confirmations from such UCC filing or recording offices or authorized agents thereof), sufficient to perfect (and maintain the perfection
of) the security interest held by the Mortgage Loan Originator (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property, and original UCC Financing Statement assignments, in a form suitable for filing or recording, sufficient to assign each such UCC Financing Statement to the Trustee;

              (l) the original or copy of the power of attorney (with evidence of recording thereon) granted by the Borrower if the Mortgage, Note or other document or instrument referred to above was not signed by the Borrower;

              (m) with respect to any debt of a Borrower permitted under the related Mortgage Loan, an original or copy of a subordination agreement, standstill agreement or other intercreditor, co-lender or similar agreement relating to such other debt, if any, including any mezzanine loan documents or preferred equity documents, and a copy of the promissory note relating to such other debt (if such other debt is also secured by the related Mortgage);

              (n) with respect to any Cash Collateral Accounts and Lock-Box Accounts, an original or copy of any related account control agreement;

              (o) an original or copy of any related Loan Agreement (if separate from the related Mortgage), and an original or copy of any related Lock-Box Agreement or Cash Collateral Account Agreement (if separate from the related Mortgage and Loan Agreement);

              (p) the originals and copies of letters of credit, if any, relating to the Mortgage Loans and amendments thereto which entitles the Trust to draw thereon; provided that in connection with the delivery of the Mortgage File to the Trust, such originals shall be delivered to the applicable Master Servicer and copies thereof shall be delivered to the Trustee;

              (q) any related environmental insurance policies and any environmental guarantees or indemnity agreements or copies thereof;

              (r) the original or a copy of the ground lease, ground lease memorandum and ground lease estoppels, if any, and any originals or copies of amendments, modifications or extensions thereto, if any;

              (s) the original or copy of any property management agreement;

              (t) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and any applicable transfer/assignment documents;

              (u) a checklist of the documents included in the subject Mortgage File;

              (v) if applicable, the original or a counterpart of any post-closing agreement relating to any modification, waiver or amendment of any term of any Mortgage Loan (including fees charged the Borrower) required to be added to the Mortgage File pursuant to Section 3.20(l) of the Pooling and Servicing Agreement.


              Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (b), (d), (h),
(k) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement), (1) and (n) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) above and with evidence of recording or filing thereon on the Closing Date, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, then the Seller: (i) shall deliver, or cause to be delivered, to the Trustee or its designee a duplicate original or true copy of such document or instrument certified by the applicable public recording or filing office, the applicable title insurance company or Seller to be a true and complete duplicate original or copy of the original thereof submitted for recording or filing; and (ii) shall deliver, or cause to be delivered, to the Trustee or its designee either the original of such non-delivered document or instrument, or a photocopy thereof (certified by the appropriate public recording or filing office to be a true and complete copy of the original thereof submitted for recording or filing), with evidence of recording or filing thereon (with a copy to the applicable Master Servicer), within 120 days of the Closing Date, which period may be extended up to two times, in each case for an additional period of 45 days (provided that Seller, as certified in writing to the Trustee prior to each such 45-day extension, is in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy). Compliance with this paragraph will satisfy Seller's delivery requirements under this Section 3 with respect to the subject document(s) and instrument(s).


              Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (b), (d), (h),
(k) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement), (1) and (n) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) above with evidence of recording or filing thereon for any other reason, including without limitation, that such non-delivered document or instrument has been lost, the delivery requirements of this Agreement shall be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the related Mortgage File if a photocopy of such non-delivered document or instrument (with evidence of recording or filing thereon and certified by the appropriate recording or filing office to be a true and complete copy of the original thereof as filed or recorded) is delivered to the Trustee (with a copy to the applicable Master Servicer) on or before the Closing Date.

              Notwithstanding the foregoing, in the event that Seller cannot deliver any UCC Financing Statement assignment with the filing or recording information of the related UCC Financing Statement with respect to any Mortgage Loan, solely because such UCC Financing Statement has not been returned by the public filing or recording office where such UCC Financing Statement has been delivered for filing or recording, Seller shall so notify the Trustee and shall not be in breach of its obligations with respect to such delivery, provided that Seller promptly forwards such UCC Financing Statement to the Trustee (with a copy to the applicable Master Servicer) upon its return, together with the related original UCC Financing Statement assignment in a form appropriate for filing or recording.

              Notwithstanding the foregoing, Seller may, at its sole cost and expense, but is not obligated to, engage a third-party contractor to prepare or complete in proper form for filing or recording any and all assignments of Mortgage, assignments of Assignments of Leases and assignments of UCC Financing Statements to the Trustee to be delivered pursuant to clauses (c), (e), (k), and
(n) above (collectively, the "Assignments"), to submit those Assignments for filing and recording, as the case may be, in the applicable public filing and recording offices and to deliver those Assignments to the Trustee (with a copy to the applicable Master Servicer) or its designee as those Assignments (or certified copies thereof) are received from the applicable filing and recording offices with evidence of such filing or recording indicated thereon. However, in the event Seller engages a third-party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligations of Seller pursuant to this Agreement remain binding on Seller; and, if Seller does not engage a third party as contemplated by the immediately preceding sentence, then Seller will still be liable for recording and filing fees and expenses of the Assignments as and to the extent contemplated by Section 13 hereof.

              Within ten (10) Business Days after the Closing Date, Seller shall deliver the Servicer Files with respect to each of the Mortgage Loans to the applicable Master Servicer (or, if applicable, to a Sub-Servicer (with a copy to the applicable Master Servicer) at the direction of the applicable Master Servicer), under the Pooling and Servicing Agreement on behalf of the Trustee in trust for the benefit of the Certificateholders. Each such Servicer File shall contain all documents and records in Seller's possession relating to such applicable Mortgage Loans (including reserve and escrow agreements, cash management agreements, lockbox agreements, rent rolls, leases, environmental and engineering reports, third-party underwriting reports, appraisals, surveys, legal opinions, estoppels, financial statements, operating statements and any other information provided by the respective Borrower from time to time, but excluding any draft documents, attorney/client communications, which are privileged or constitute legal or other due diligence analyses, and documents prepared by Seller or any of its Affiliates solely for internal communication, credit underwriting or due diligence analyses (other than the underwriting information contained in the related underwriting memorandum or asset summary report prepared by the Seller in connection with the preparation of Exhibit A-1 to the Prospectus Supplement)) that are not required to be a part of a Mortgage File in accordance with the definition thereof, together with copies of all instruments and documents which are required to be a part of the related Mortgage File in accordance with the definition thereof.

              In addition, with respect to each Mortgage Loan as to which any Additional Collateral is in the form of a letter of credit as of the Closing Date, the Seller (within 30 days after the Closing Date) shall cause to be prepared, executed and delivered to the issuer of each such letter of credit such notices, assignments and acknowledgements as are required under such letter of credit to assign, without recourse, to, and vest in, the Trustee (in care of the applicable Master Servicer) (whether by actual assignment or by amendment of the letter of credit) the Seller's rights as the beneficiary thereof and drawing party thereunder. The designated beneficiary under each letter of credit referred to in the preceding sentence shall be the Trustee (in care of the applicable Master Servicer).

              For purposes of this Section 3, and notwithstanding any contrary provision hereof or of the definition of "Mortgage File," if there exists with respect to any group of Crossed Mortgage Loans only one original or certified copy of any document or instrument described in the definition of "Mortgage File" which pertains to all of the Crossed Mortgage Loans in such group of Crossed Mortgage Loans, the inclusion of the original or certified copy of such document or instrument in the Mortgage File for any of such Crossed Mortgage Loans and the inclusion of a copy of such original or certified copy in each of the Mortgage Files for the other Crossed Mortgage Loans in such group of Crossed Mortgage Loans, shall be deemed the inclusion of such original or certified copy, as the case may be, in the Mortgage File for each such Crossed Mortgage Loan.

              Seller shall, promptly after the Closing Date, but in all events within three (3) Business Days after the Closing Date, cause all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans in the name of Seller or any other name, to be transferred to or at the direction of the applicable Master Servicer (or, if applicable, to a Sub-Servicer at the direction of the applicable Master Servicer) for deposit into Servicing Accounts.

              The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

              Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Note, the related Mortgage Loan and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Seller as seller of the Mortgage Loans hereunder, exclusive in each case of records and documents that are not required to be delivered hereunder by Seller, shall immediately vest in Depositor. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days after Seller's receipt thereof to the applicable Master Servicer via wire transfer for deposit by the applicable Master Servicer into the Collection Account.

              Upon the sale of Certificates representing at least 10% of the fair value of all the Certificates to unaffiliated third parties, Seller shall, under generally accepted accounting principles ("GAAP"), report its transfer of the Mortgage Loans to Depositor, as provided herein, as a sale of the Mortgage Loans to Depositor in exchange for the consideration specified in Section 2 hereof. In connection with the foregoing, upon sale of Certificates representing at least 10% of the fair value of all the Certificates to unaffiliated third parties, Seller shall cause all of its financial and accounting records to reflect such transfer as a sale (as opposed to a secured loan). Regardless of its treatment of the transfer of the Mortgage Loans to the Depositor under GAAP, Seller shall at all times following the Closing Date cause all of its records and financial statements and any relevant consolidated financial statements of any direct or indirect parent to clearly reflect that the Mortgage Loans have been transferred to Depositor and are no longer available to satisfy claims of Seller's creditors.

              After Seller's transfer of the Mortgage Loans to Depositor, as provided herein, Seller shall not take any action inconsistent with Depositor's ownership (or the ownership by any of Depositor's assignees) of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that Seller is expressly permitted to complete subsequent to the Closing Date, Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by Seller to Depositor.

              Section 4. Depositor's Conditions to Closing. The obligations of Depositor to purchase the Mortgage Loans and pay the Mortgage Loan Purchase Price at the Closing Date under the terms of this Agreement are subject to the satisfaction of each of the following conditions at or before the Closing:

              (a) Each of the obligations of Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of Seller under this Agreement (subject to the exceptions set forth in the Exception Report) shall be true and correct in all material respects as of the Closing Date; no event shall have occurred with respect to Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

              (b) Depositor, or if directed by Depositor, the Trustee or Depositor's attorneys or other designee, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Depositor and Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

              (i) the Mortgage Files, subject to the provisos of Section 1 of this Agreement, which shall have been delivered to and held by the Trustee or its designee on behalf of Seller;

              (ii) the Mortgage Loan Schedule;

              (iii) the certificate of Seller confirming its representations and warranties set forth in Section 6(a) (subject to the exceptions set forth in the Exception Report) as of the Closing Date;

              (iv) an opinion or opinions of Seller's counsel, dated the Closing Date, covering various corporate matters and such other matters as shall be reasonably required by Depositor;

              (v) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request; and

              (vi) all other information, documents, certificates, or letters with respect to the Mortgage Loans or Seller and its Affiliates as are reasonably requested by Depositor in order for Depositor to perform any of it obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to any sale of Mortgage Loans by Depositor as contemplated herein.

              (c) Seller shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after the Closing.

              (d) Seller shall have delivered to the Trustee, on or before the Closing Date, five (5) limited powers of attorney in favor of the Trustee and Special Servicer empowering the Trustee and, in the event of the failure or incapacity of the Trustee, the Special Servicer, to record, at the expense of Seller, any Mortgage Loan Documents required to be recorded and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files. Seller shall reasonably cooperate with the Trustee or the applicable Special Servicer after the Closing Date, the Seller shall deliver to the Trustee or the applicable Special Servicer, as applicable, the powers of attorney described in the prior sentence in form and substance reasonably acceptable to the requesting party.

              (e) The Seller shall have paid or caused to be paid upfront all the annual fees of each Rating Agency allocable to the Mortgage Loans.

              Section 5. Seller's Conditions to Closing. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

              (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement, including, without limitation, payment of the Mortgage Loan Purchase Price, shall have been duly performed and complied with in all material respects; and all of the representations and warranties of Depositor under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

              (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

                  (i) an officer's certificate of Depositor, dated as of the Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor; and

                  (ii) such other certificates of its officers or others, such opinions of Depositor's counsel and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

              (c) Depositor shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after Closing.

              Section 6. Representations and Warranties of Seller.

              (a) Seller represents and warrants to Depositor as of the date hereof, as follows:

                  (i) Seller is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

                  (ii) Seller has the full power, authority and legal right to hold, transfer and convey the Mortgage Loans and to execute and deliver this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith) and to perform all transactions of Seller contemplated by this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). Seller has duly authorized the execution, delivery and performance of this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith), and has duly executed and delivered this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). This Agreement (and each agreement and document executed and delivered by Seller in connection herewith), assuming due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by considerations of public policy.

                  (iii) Neither the execution, delivery and performance of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by Seller, will (A) conflict with or result in a breach of any of the terms, conditions or provisions of Seller's articles or certificate of incorporation and bylaws or similar type organizational documents, as applicable; (B) conflict with, result in a breach of, or constitute a default or result in an acceleration under, any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound if compliance therewith is necessary
       (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (C) conflict with or result in a breach of any legal restriction if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (D) result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); or (E) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon Seller's ability to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), or materially impair the ability of Depositor to realize on the Mortgage Loans owned by Seller.

                  (iv) Seller is solvent and the sale of the Mortgage Loans (1) will not cause Seller to become insolvent and (2) is not intended by Seller to hinder, delay or defraud any of its present or future creditors. After giving effect to its transfer of the Mortgage Loans, as provided herein, the value of Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of Seller's debts and obligations, including contingent and unliquidated debts and obligations of Seller, and Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature. No proceedings looking toward liquidation, dissolution or bankruptcy of Seller are pending or contemplated.

                  (v) No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for (A) Seller's execution, delivery and performance of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), (B) Seller's transfer and assignment of the Mortgage Loans, or (C) the consummation by Seller of the transactions contemplated by this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable), except for the filing or recording of assignments and other Mortgage Loan Documents contemplated by the terms of this Agreement and except that Seller may not be duly qualified to transact business as a foreign corporation or licensed in one or more states if such qualification or licensing is not necessary to ensure the enforceability of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

                  (vi) In connection with its sale of the Mortgage Loans, Seller is receiving new value. The consideration received by Seller upon the sale of the Mortgage Loans owned by it constitutes at least fair consideration and reasonably equivalent value for the Mortgage Loans.

                  (vii) Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of Seller contained in this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

                  (viii) There are no actions, suits or proceedings pending or, to Seller's knowledge, threatened in writing against Seller which are reasonably likely to draw into question the validity of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

                  (ix) Seller's performance of its duties and obligations under this Agreement (and each agreement or document executed and delivered by Seller in connection herewith) is in the ordinary course of business of Seller and Seller's transfer, assignment and conveyance of the Mortgage Loans pursuant to this Agreement are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction. The Mortgage Loans do not constitute all or substantially all of Seller's assets.

                  (x) Seller has not dealt with any Person that may be entitled, by reason of any act or omission of Seller, to any commission or compensation in connection with the sale of the Mortgage Loans to Depositor hereunder except for (A) the reimbursement of expenses as described herein or otherwise in connection with the transactions described in Section 2 hereof and (B) the commissions or compensation owed to the Underwriters or the Initial Purchaser.

                  (xi) Seller is not in default or breach of any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound which breach or default would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

                  (xii) The representations and warranties contained in Exhibit A hereto, subject to the exceptions to such representations and warranties set forth on Schedule V hereto, are true and correct in all material respects as of the date hereof with respect to the Mortgage Loans identified on Schedule II.

                  (xiii) The information set forth in any Disclosure Information (as defined in the Column Financial, Inc. Indemnification Agreement), as last forwarded to each prospective investor at or prior to the date on which a contract for sale was entered into with such prospective investor, (i) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the Column Financial, Inc. Indemnification Agreement); but only to the extent that (i) such information regards the Mortgage Loans and is contained in the Loan Detail (as defined in the Column Financial, Inc. Indemnification Agreement) or, to the extent consistent therewith, the Diskette (as defined in the Column Financial, Inc. Indemnification Agreement) or (ii) such information regarding the Seller or the Mortgage Loans was contained in the Confidential Offering Circular or the Prospectus Supplement under the headings "Summary of Prospectus Supplement--Relevant Parties/Entities," "--Sponsors and Mortgage Loan Sellers," "--Originators," "--The Underlying Mortgage Loans," "--Source of the Underlying Mortgage Loans," "Risk Factors," "Description of the Sponsors and Mortgage Loan Sellers" "Description of the Underlying Mortgage Loans" and "--Significant Mortgage Loans" and such information does not represent an incorrect restatement or an incorrect aggregation of correct information regarding the Mortgage Loans contained in the Loan Detail.

              (b) Seller hereby agrees that it shall be deemed to make, as of the date of substitution, to and for the benefit of the Trustee as the holder of the Mortgage Loan to be replaced, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan") that is substituted for a Mortgage Loan affected by a Material Defect or a Material Breach, pursuant to Section 7 of this Agreement, each of the representations and warranties set forth in Exhibit A hereto (references therein to "Closing Date" being deemed to be references to the "date of substitution" and references therein to "Cut-off Date" being deemed to be references to the "most recent due date for the subject Replacement Mortgage Loan on or before the date of substitution"). From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes.

              Section 7. Obligations of Seller. Each of the representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of the initial transferee of the Mortgage Loans from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates, notwithstanding (1) any restrictive or qualified endorsement on any Note, assignment of Mortgage or reassignment of Assignment of Leases or (2) any termination of this Agreement prior to the Closing, but shall not inure to the benefit of any subsequent transferee thereafter.

              If Seller receives notice of a breach of any of the representations or warranties made by Seller with respect to the Mortgage Loans, as of the date hereof in Section 6(a)(xii) or as of the Closing Date pursuant to
Section 4(b)(iii) (in either case, subject to the exceptions to such representations and warranties set forth in the Exception Report) or with respect to any Replacement Mortgage Loan, as of the date of substitution pursuant to Section 6(b) (in any such case, a "Breach"), or receives notice that
(a) any document required to be included in the Mortgage File related to any Mortgage Loan is not in the Trustee's (or its designee's) possession within the time period required herein or (b) such document has not been properly executed or is otherwise defective on its face (clause (a) and clause (b) each, a "Defect" (which term shall include the "Defects" detailed in the immediately following paragraph) in the related Mortgage File), and if such Breach or Defect, as the case may be, materially and adversely affects or is deemed hereby to materially and adversely affect, the value of the related Mortgage Loan or any successor REO Loan or the interests of any class of Certificateholders (any Breach or Defect that materially and adversely affects the value of the related Mortgage Loan or the interests of any class of Certificateholders, a "Material Breach" or a "Material Defect," respectively), then the Seller shall, upon written request of Depositor, the Trustee, the applicable Master Servicer or the applicable Special Servicer, not later than 90 days after the receipt by Seller of such written request (subject to the second succeeding paragraph, the "Initial Resolution Period"): (i) cure such Material Breach or Material Defect, as the case may be, in all material respects; (ii) repurchase the affected Mortgage Loan at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement); or (iii) substitute, in accordance with the Pooling and Servicing Agreement, one or more Qualified Substitute Mortgage Loans (as defined in the Pooling and Servicing Agreement) for such affected Mortgage Loan (provided that in no event shall any substitution occur later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into the applicable Collection Account any Substitution Shortfall Amount (as defined in the Pooling and Servicing Agreement) in connection therewith; provided, however, that if (i) such Material Breach or Material Defect is capable of being cured but not within the Initial Resolution Period, (ii) such Material Breach or Material Defect does not cause the related Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code), (iii) Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Defect within the Initial Resolution Period and
(iv) Seller has delivered to the Rating Agencies, the applicable Master Servicer, the applicable Special Servicer and the Trustee an Officer's Certificate that describes the reasons that the cure was not effected within the Initial Resolution Period and the actions that it proposes to take to effect the cure and that states that it anticipates the cure will be effected within the additional 90-day period, then Seller shall have an additional 90 days to cure such Material Defect or Material Breach. If any Breach pertains to a representation or warranty that the related Mortgage Loan Documents or any particular Mortgage Loan Document requires the related Borrower to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan Document(s), then Seller shall cure such Breach within the Initial Resolution Period by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the applicable Master Servicer, the applicable Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Borrower; provided, however, that in the event any such costs and expenses exceed $10,000, Seller shall have the option to either repurchase the related Mortgage Loan at the applicable Purchase Price, replace such Mortgage Loan and pay any applicable Substitution Shortfall Amount or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, Seller shall remit the amount of such costs and expenses and upon its making such remittance, Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made, the second preceding sentence describes the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Breach, and Seller shall not be obligated to repurchase, substitute or otherwise cure such Breach under any circumstances. With respect to any repurchase of a Mortgage Loan hereunder or any substitution of one or more Qualified Substitute Mortgage Loans for a Mortgage Loan hereunder, (A) no such substitution may be made in any calendar month after the Determination Date for such month; (B) scheduled payments of principal and interest due with respect to the Qualified Substitute Mortgage Loan(s) after the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced after the related Cut-off Date and received by the applicable Master Servicer or the applicable Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution, shall be part of the Trust Fund; and (C) scheduled payments of principal and interest due with respect to each such Qualified Substitute Mortgage Loan on or prior to the Due Date in the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced and received by the applicable Master Servicer or the applicable Special Servicer on behalf of the Trust after the related date of repurchase or substitution, shall not be part of the Trust Fund, and Seller (or, if applicable, any person effecting the related repurchase or substitution in the place of Seller) shall be entitled to receive such payments promptly following receipt by the applicable Master Servicer or the applicable Special Servicer, as applicable, under the Pooling and Servicing Agreement.

              Any of the following will cause a document in the Mortgage File to be deemed to have a "Material Defect": (a) the absence from the Mortgage File of the original signed Note, unless the Mortgage File contains a signed lost note affidavit and indemnity; (b) the absence from the Mortgage File of the original signed Mortgage, unless there is included in the Mortgage File a certified copy of the Mortgage as recorded or as sent for recordation, together with a certificate stating that the original signed Mortgage was sent for recordation, or a copy of the Mortgage and the related recording information; (c) the absence from the Mortgage File of the item called for by clause (i) of the definition of Mortgage File in Section 3; (d) the absence from the Mortgage File of any intervening assignments required to create an effective assignment to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment as recorded or as sent for recordation, together with a certificate stating that the original intervening assignment was sent for recordation, or a copy of the intervening assignment and the related recording information; or (e) the absence from the Mortgage File of any required original letter of credit (unless such original has been delivered to the applicable Master Servicer and copy thereof is part of the Mortgage
File), provided that such Defect may be cured by any substitute letter of credit or cash reserve on behalf of the related Borrower; or (f) the absence from the Mortgage File of the original or a copy of any required ground lease. Notwithstanding anything herein to the contrary, the failure to include a document checklist in a Mortgage File shall in no event constitute a Material Defect.

              Any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code) shall be deemed a "Material Defect" or "Material Breach," as applicable, and the Initial Resolution Period for the affected Mortgage Loan shall be 90 days following the earlier of Seller's receipt of notice pursuant to this Section 7 or its discovery of such Defect or Breach (which period shall not be subject to extension).

              If Seller does not, as required by this Section 7, correct or cure a Material Breach or a Material Defect in all material respects within the applicable Initial Resolution Period (as extended pursuant to this Section 7), or if such Material Breach or Material Defect is not capable of being so corrected or cured within such period, then Seller shall repurchase or substitute for the affected Mortgage Loan as provided in this Section 7. If (i) any Mortgage Loan is required to be repurchased or substituted for as provided above, (ii) such Mortgage Loan is a Crossed Mortgage Loan that is a part of a Mortgage Group (as defined below) and (iii) the applicable Breach or Defect does not constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in such Mortgage Group (without regard to this paragraph), then the applicable Breach or Defect, as the case may be, will be deemed to constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in the Mortgage Group for purposes of the above provisions, and Seller will be required to repurchase or substitute for such other Crossed Mortgage Loan(s) in the related Mortgage Group in accordance with the provisions of this Section 7 unless the Crossed Mortgage Loan Repurchase Criteria would be satisfied if Seller were to repurchase or substitute for only the affected Crossed Mortgage Loans as to which a Material Breach or Material Defect had occurred without regard to this paragraph, and in the case of either such repurchase or substitution, all of the other requirements set forth in the Pooling and Servicing Agreement applicable to a repurchase or substitution, as the case may be, would be so satisfied. In the event that one or more of such other Crossed Mortgage Loans satisfy the Crossed Mortgage Loan Repurchase Criteria, Seller may elect either to repurchase or substitute for only the affected Crossed Mortgage Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Mortgage Loans in the related Mortgage Group. Seller shall be responsible for the cost of any Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Mortgage Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by Seller (such approval not to be unreasonably withheld). For purposes of this paragraph, a "Mortgage Group" is any group of Mortgage Loans identified as a Mortgage Group on Schedule III to this Agreement.

              Notwithstanding the foregoing, if there is a Material Breach or Material Defect with respect to one or more Mortgaged Properties (but not all of the Mortgaged Properties) with respect to a Mortgage Loan, Seller will not be obligated to repurchase or substitute for the entire Mortgage Loan if the affected Mortgaged Property may, pursuant to the partial release provisions in the related Mortgage Loan Documents, be released and the Mortgaged Property remaining after such release satisfies the requirements, if any, set forth in the Mortgage Loan Documents and (i) Seller provides an opinion of counsel to the effect that such partial release would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement) to occur, (ii) Seller pays (or causes to be paid) the applicable release price required under the Mortgage Loan Documents and, to the extent not reimbursable out of the release price pursuant to the related Mortgage Loan Documents, any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the applicable Special Servicer, the Trustee or the Trust Fund in connection therewith, including any unreimbursed advances and interest thereon made with respect to the Mortgaged Property that is being released and (iii) such cure by release of such Mortgaged Property is effected within the time periods specified for cure of a Material Breach or Material Defect in this Section 7.

              The Purchase Price or Substitution Shortfall Amount for any repurchased or substituted Mortgage Loan shall be payable to Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by Depositor or the Trustee, as the case may be, and Depositor or the Trustee, as the case may be, upon receipt of such funds (and, in the case of a substitution, the Mortgage File(s) for the related Qualified Substitute Mortgage Loans(s)), shall promptly release the related Mortgage File and Servicer File (and all other documents pertaining to such Mortgage Loan possessed by the Depositor or the Trustee, as applicable, or on its behalf, but excluding any draft documents, attorney/client privileged communications and documents prepared by the Depositor or the Trustee (or by the Master Servicer or the Special Servicer on behalf of the Trust), as applicable, or any of its Affiliates solely for internal communication) or cause them to be released, to Seller and shall execute and deliver such instruments of transfer, endorsement or assignment as shall be necessary to vest in Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Mortgage Loan Documents and shall deliver to Seller any escrow payments and reserve funds held by it, or on its behalf, with respect to such repurchased or replaced Mortgage Loan.

              It is understood and agreed that the obligations of Seller set forth in this Section 7 constitute the sole remedies available to Depositor and its successors and assigns against Seller respecting any Breach or Defect affecting a Mortgage Loan.

              Section 8. Crossed Mortgage Loans. With respect to any Crossed Mortgage Loan conveyed hereunder, to the extent that Seller repurchases or substitutes for an affected Crossed Mortgage Loan in the manner prescribed above while the Trustee continues to hold any related Crossed Mortgage Loans, Seller and Depositor (on behalf of its successors and assigns) agree to modify upon such repurchase or substitution, the related Mortgage Loan Documents in a manner such that such affected Crossed Mortgage Loan repurchased or substituted by Seller, on the one hand, and any related Crossed Mortgage Loans still held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that Seller shall have furnished the Trustee, at Seller's expense, with an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event; and provided, further, that if such Opinion of Counsel cannot be furnished, Seller and Depositor hereby agree that such repurchase or substitution of only the affected Crossed Mortgage Loans, notwithstanding anything to the contrary herein, shall not be permitted. Any reserve or other cash collateral or letters of credit securing the subject Crossed Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan Documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof.

              Section 9. Rating Agency Fees; Costs and Expenses Associated with a Defeasance. The Seller shall pay all Rating Agency fees associated with an assumption of a Mortgage Loan to the extent such fees have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date, the payment of which fees shall constitute the sole remedy of any breach by a Seller of representation (xxviii)(1) set forth on Exhibit A hereto unless the Seller elects to repurchase or substitute for such Mortgage Loan in accordance with the second paragraph of Section 7. The Seller shall pay all reasonable costs and expenses associated with a defeasance of a Mortgage Loan to the extent such costs and expenses have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date, the payment of which fees shall constitute the sole remedy of any breach by a Seller of representation (liv)(F) set forth on Exhibit A hereto unless the Seller elects to repurchase or substitute for such Mortgage Loan in accordance with the second paragraph of Section 7.

              Section 10. Representations and Warranties of Depositor. Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

              (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

              (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by clause (ii) of this paragraph (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii) require any consent of, notice to, or filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by clause (i) above or this clause (ii), the failure to do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

              (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

              (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

              Section 11. Survival of Certain Representations, Warranties and Covenants. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under Sections 7 and 13 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

              Section 12. Transaction Expenses. In connection with the Closing (and unless otherwise expressly provided herein, including, without limitation, in Section 13 of this Agreement), Seller shall be responsible for the fees and expenses of its own counsel, and Depositor and Seller agree to pay the other transaction expenses incurred in connection with the transactions herein contemplated as set forth in the Closing Statement (or, if not covered thereby, shall be paid by the party incurring the subject expense).

              Section 13. Recording Costs and Expenses. Seller agrees to reimburse the Trustee or its designee all recording and filing fees and expenses incurred by the Trustee or its designee in connection with the recording or filing of the Mortgage Loan Documents listed in Section 3 of this Agreement, including Assignments. In the event Seller elects to engage a third-party contractor to prepare, complete, file and record Assignments with respect to Mortgage Loans as provided in Section 3 of this Agreement, Seller shall contract directly with such contractor and shall be responsible for such contractor's compensation and reimbursement of recording and filing fees and other reimbursable expenses pursuant to their agreement.

              Section 14. Notices. All demands, notices and communications hereunder shall be in writing and effective only upon receipt, and, (a) if sent to Depositor, will be mailed, delivered or telecopied and confirmed to it at Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Edmund Taylor, Telecopy No.: (212) 743-4756 (with a copy to Casey McCutcheon, Esq., Legal & Compliance Department, Telecopy No.: (917) 326-8433), or such other address or telecopy number as may be designated by Depositor to Seller in writing, or (b) if sent to Seller, will be mailed, delivered or telecopied and confirmed to it at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326, Attention: Robert Barnes, Telecopy
No.: (404) 239-0419, or such other address or telecopy number as may be designated by Seller to Depositor in writing.

              Section 15. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Depositor and the Trustee any disclosure information relating to any event reasonably determined in good faith by the Depositor as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use its best efforts to deliver proposed disclosure language relating to any event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Depositor within one (1) business day and in any event no later than two (2) business days of the Seller becoming aware of such event and shall provide disclosure relating to any other event reasonably determined by the Depositor as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two (2) business days following the Depositor's request for such disclosure language. The obligation of the Seller to provide the above referenced disclosure materials will terminate upon notice from the Depositor or the Trustee that the Trustee has filed a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 11.10(a) of the Pooling and Servicing Agreement. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

              Section 16. Examination of Mortgage Files. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

              Section 17. Successors. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors and, permitted assigns and nothing expressed in this Agreement is intended or shall be construed to give any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such designated Persons and for the benefit of no other Person; it being understood that the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in Section 7 of this Agreement, may be assigned to the Trustee, for benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder; provided that the Trustee shall have no right to further assign such rights to any other Person. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership.

              Section 18. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES.

              Section 19. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

              Section 20. Further Assurances. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

              Section 21. Counterparts. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

              Section 22. Treatment as Security Agreement. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

              (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

              (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (i) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule or that constitute Replacement Mortgage Loans, and all distributions with respect thereto payable after the Cut-off Date;

                  (ii) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in clause (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

                  (iii) all cash and non-cash proceeds of the collateral described in clauses (i) and (ii) above payable after the Cut-off Date;

              (c) the possession by Depositor or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction;

              (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law; and

              (e) Seller at the direction of Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may prepare and file such UCC Financing Statements as may be necessary or appropriate to accomplish the foregoing.


                                         * * *

              IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as the date first above written.



                                            COLUMN FINANCIAL, INC.,
                                            as Seller



                                            By: ________________________________
                                                Name:
                                                Title:



                                            CREDIT SUISSE FIRST BOSTON MORTGAGE
                                            SECURITIES CORP.,
                                            as Depositor




                                            By: ________________________________
                                                Name:
                                                Title:

                                                                      SCHEDULE I


                          SCHEDULE OF TRANSACTION TERMS

              This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "Agreement"), dated as of September 1, 2006, between Column Financial, Inc. (the "Seller") and Credit Suisse First Boston Mortgage Securities Corp (the "Depositor"). Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement.

              "Affiliate" means with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.

              "Assignments" shall have the meaning given such term in Section 3 of this Agreement.

              "Borrower" means the borrower under a Mortgage Loan.

              "Breach" shall have the meaning given such term in Section 7 of this Agreement.

              "CBA Mortgage Loan" means any Mortgage Loan that constitutes a "CBA A Loan" under the Pooling and Servicing Agreement.

              "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated September 21, 2006, between Depositor and the Initial Purchaser.

              "Certificates" means the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C4, issued in multiple classes.

              "Closing" shall have the meaning given that term in Section 2 of this Agreement.

              "Closing Date" means September 28, 2006.

              "Closing Statement" means the closing statement dated as of the Closing Date and signed by, among others, the parties to this Agreement.

              "Code" means the Internal Revenue Code of 1986, as amended.

              "Column Indemnification Agreement" means the agreement by and among the Depositor, the Seller and each Underwriter.

              "Crossed Mortgage Loan" means any Mortgage Loan which is cross-defaulted and cross-collateralized with any other Mortgage Loan.

              "Cut-off Date" means, individually and collectively, the applicable Due Dates for the respective Mortgage Loans occurring in September 2006 (or with respect to Mortgage Loans which had closing/funding dates in September 2006, the respective closing/funding dates of such Mortgage Loans).

              "Defect" shall have the meaning given such term in Section 7 of this Agreement.

              "Environmental Report" means the environmental audit report with respect to each Mortgaged Property delivered to Seller in connection with the related Mortgage, if any.

              "Exception Report" means the exceptions with respect to the representations and warranties made by Seller as to the Mortgage Loans in
Section 6(a)(xii) and under the written certificate described in Section 4(b)(iii) of this Agreement, which exceptions are set forth in Schedule V attached hereto and made a part hereof.

              "Initial Purchaser" means Credit Suisse Securities (USA) LLC.

              "Initial Resolution Period" shall have the meaning given such term in Section 7 of this Agreement.

              "Loan Agreement" means, with respect to any Mortgage Loan, the loan agreement, if any, between the related Mortgage Loan Originator and the related Borrower, pursuant to which such Mortgage Loan was made.

              "Material Breach" shall have the meaning given such term in
Section 7 of this Agreement.

              "Material Defect" shall have the meaning given such term in
Section 7 of this Agreement.

              "Mortgage File" means, collectively, the documents and instruments pertaining to a Mortgage Loan required to be included in the related Mortgage File pursuant to Section 3 of this Agreement (subject to the first proviso in Section 1 of this Agreement).

              "Mortgage Group" shall have the meaning given such term in Section 7 of this Agreement.

              "Mortgage Loan" and "Mortgage Loans" shall have the respective meanings given such terms in Recital II of this Agreement.

              "Mortgage Loan Documents" means, collectively, the documents and instruments pertaining to a Mortgage Loan to be included in either the related Mortgage File or the related Servicer File.

              "Mortgage Loan Originator" means any institution which originated a Mortgage Loan for a related Borrower.

              "Mortgage Loan Purchase Price" means the amount described in
Section 2 of this Agreement.

              "Mortgage Loan Schedule" shall have the meaning given such term in Recital II of this Agreement.

              "Offering Circular" means the confidential offering circular dated September 21, 2006, describing certain classes of the Private Certificates.

              "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of September 1, 2006, among Depositor, the Master Servicers, the Special Servicers and the Trustee, including, without limitation, the exhibits and schedules annexed thereto.

              "Primary Collateral" means with respect to any Crossed Mortgage Loan, that portion of the Mortgaged Property designated as directly securing such Crossed Mortgage Loan and excluding any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of the cross-collateralization provisions of such Crossed Mortgage Loan.

              "Private Certificates" means the Certificates that are not Publicly Offered Certificates.

              "Prospectus" means the Prospectus dated September 8, 2006, that is a part of Depositor's registration statement on Form S-3 (File No. 333-129918).

              "Prospectus Supplement" means the Prospectus Supplement, dated September 21, 2006, relating to the Publicly Offered Certificates.

              "Publicly Offered Certificates" means the Class A-1, Class A-2, Class A-AB, Class A-3, Class A-1-A, Class A-M and Class A-J Certificates.

              "Servicer File" means, collectively, all documents, records and copies pertaining to a Mortgage Loan which are required to be included in the related Servicer File pursuant to Section 3.

              "Trust Fund" shall have the meaning given such term in Recital II of this Agreement.

              "Trustee" shall have the meaning given such term in Section 1 of this Agreement.

              "Underwriters" means Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., KeyBanc Capital Markets, Barclays Capital Inc., Wachovia Capital Markets, LLC and Greenwich Capital Markets, Inc.

              "Underwriting Agreement" means the Underwriting Agreement, dated September 21, 2006, between Depositor and the Underwriters.

                                                                     SCHEDULE II


                             MORTGAGE LOAN SCHEDULE

                                  See Attached.

                                                                    SCHEDULE III


                   MORTGAGE LOANS CONSTITUTING MORTGAGE GROUPS


Group1     Loan Name                            Cutoff Balance     Loan Seller
------     --------------------------------     --------------     -----------
1.         The Cottages of Fall Creek           $28,150,000          Column
2.         The Orchard Apartments               $11,300,000          Column
3.         Briarwood Apartments                  $7,050,000          Column

                                                                     SCHEDULE IV


                         MORTGAGE LOANS WITH LOST NOTES

                             Sylmar Mobile Home Park

                                                                      SCHEDULE V


                             EXCEPTIONS TO SELLER'S
                         REPRESENTATIONS AND WARRANTIES


              Reference is made to the Representations and Warranties set forth in Exhibit A attached hereto corresponding to the paragraph numbers set forth below:

              Exception to representation (i)

                     Ritz-Carlton South Beach - Column Financial, Inc. and Barclays Capital Real Estate Inc. were co-owners of the related Mortgage Loan immediately prior to the sale, transfer and assignment to Depositor.

              Exception to representation (iv)

                     Ritz-Carlton South Beach - Pursuant to the loan agreement, transfers are subject to the right retained by Column Financial, Inc. and Barclays Capital Real Estate Inc. to appoint a successor borrower in the event the borrower elects to defease the loan.

              Exception to representation (vii)

                     Ritz Carlton South Beach - Pursuant to the related loan documents, all revenues from The Ritz-Carlton South Beach Property are collected and then allocated by The Ritz-Carlton South Beach Property Manager on a monthly basis as follows: (a) payment of ground rent, (b) payment of insurance premiums,
(c) payment of hotel operating expenses, base management fee, and funds sufficient to maintain the requisite working capital, (d) payment of the FF&E,
(e) payment of debt service and taxes, (f) subject to the owner's priority, payment of any incentive fees to The Ritz-Carlton South Beach Property Manager and (g) payment of all excess amounts to the cash management account controlled by the lender. After payment of all sums required to be paid under The Ritz-Carlton South Beach Loan, all excess amounts, if any, are required to be distributed to the borrower provided that no cash trap period is then in effect.

              Exception to representation (xxii)

                     Ritz-Carlton South Beach - There is a borrower controlled escrow to be used for litigation related legal expenses and renovation of income producing areas of the property. Certain escrows are held by the property manager pursuant to the applicable loan documents and the property management agreement.

              Exception to representation (xxiii)

                     Ocean Drive Apartments - The related lender has approved 80% co-insurance for windstorm coverage through the Texas Windstorm Insurance Association.

                     Ritz Carlton South Beach - The applicable loan documents provide that so long as the current manager or an applicable Marriott entity is managing the property, the borrower may satisfy its insurance requirement under the loan documents by causing the property manager to maintain a qualified insurance program, which means a blanket insurance program maintained by Marriott or its subsidiaries providing insurance coverage on the property required in the management agreement in effect as of the date of the closing of the loan.

                     The insurer providing the qualified insurance program is required to have an "A" rating or better from S&P; provided, however, that if the insurer fails to have at least an "A" rating, then such program shall be credit enhanced within such blanket insurance program.

                     The amount of "all-risk" insurance is not linked to the principal amount of the loan; rather, (a) if the borrower is providing such insurance, the applicable loan documents link the "all-risk" insurance to the replacement cost and the co-insurance requirements, or (b) if insurance if being provided under a qualified insurance program, the management agreement links the "all-risk" insurance to the replacement cost.

              Exception to representation (xxviii)

                     500 Sansome Office - Certain transfers of ownership interests in the related borrower are permitted under the loan documents.

                     Carlton Hotel on Madison - Certain transfers of ownership interests in the related borrower are permitted under the loan documents.

                     Iowa State Student Housing - The related mezzanine lender may foreclose on the membership interests of the related borrower subject to conditions set forth in the loan documents.

              Exception to representation (xxxi)(I)

                     Ritz-Carlton South Beach - The ground lease is silent with respect to subletting.

              Exception to representation (xxxi)(K)

                     Ritz-Carlton South Beach - The ground lease does not provide for the related termination and modification option prohibitions in the last sentence.

              Exception to representation (xxxviii)

                     Ritz-Carlton South Beach - The applicable loan documents provide that the borrower has not and shall not incur any debt or financial obligations except (a) such other liabilities that are disclosed in or are permitted pursuant to the loan documents including (i) expenses incurred in connection with the operation of the Property and paid under the Management Agreement (ii) liabilities which in the aggregate do not exceed $1,000,000 or
(iii) liabilities that would not cause a material diminution in value of the Property, and (b) loans by the limited partners of the borrower to the borrower to the extent such loans are unsecured and payable only to extent of available cash, have no remedies or rights against the borrower when the loan is outstanding, are subordinate in all respects to the rights of the lender and are not transferable except to a person that acquires the equity interest of such limited partner.

              Exception to representation (xxxix)

                     Ritz-Carlton South Beach - Many of the licenses, permits, consents and approvals are held by and are in the name of the related hotel property manager.

              Exception to representation (xl)

                     The Plaza Evergreen Park - A portion of the related Mortgaged Property is not currently taxed as a separate tax parcel. However, the related borrower has filed an appropriate application with the applicable governmental authority (Cook County, Illinois) to establish such portion as a separate tax parcel. If the application is not approved prior to the due date for 2006 taxes, the related lender is required to escrow an amount sufficient to cover the entire tax parcel (of which the subject portion is a part).

               Exception to representation (xli)

                     Ritz-Carlton South Beach - A portion of the property is located in flood zone AE, and the related insurance coverage is subject to the exception above with regard to representation (xxiii).

              Exception to representation (xliii)

                     City Club Hotel - There is pending litigation against Shelby Realty LLC, Forthright Development Company LLC and Metropolitan Hotels LLC. The related borrower has entered into an indemnification agreement with Shelby Realty LLC and a $1,700,000 reserve was held back at closing to cover litigation expenses.

               Exception to representation (xlviii)

                     Babcock & Brown FX3 - If the amount of insurance proceeds is less than $250,000 and the costs of restoration are less than $250,000, the insurance proceeds are required under the loan documents to be disbursed to the related borrower to be used for restoration.

                     Babcock & Brown FX5 - If the amount of insurance proceeds is less than $250,000 and the costs of restoration are less than $250,000, the insurance proceeds are required under the loan documents to be disbursed to the related borrower to be used for restoration.

              Exception to representation (liv)

                     Ritz-Carlton South Beach - With respect to clause (A), the borrower is liable for the misappropriation or conversion by the borrower of (a) any insurance proceeds paid by reason of any casualty, (b) any awards received in connection with a condemnation, (c) any rents following an event of default,
(d) any rents (other than advanced bookings received by the property manager pursuant to the management agreement paid more than one month in advance) or (e) funds in the segregated account defined in the loan documents. The borrower shall not be liable for any event or action that is caused or taken by the property manager provided that the borrower exercises its remedies under the management agreement.

                                                                       EXHIBIT A


                    REPRESENTATIONS AND WARRANTIES OF SELLER
                          REGARDING THE MORTGAGE LOANS

              For purposes of these representations and warranties, the phrase "to the knowledge of Seller" or "to Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of Seller or any servicer acting on its behalf regarding the matters referred to, in each case without having conducted any independent inquiry or due diligence with respect to such matters and without any actual or implied obligation to make such inquiry or perform such due diligence, other than making such inquiry or performing such due diligence as would be customarily performed by prudent commercial or multifamily mortgage lenders or servicers (as the case may be) with respect to similar mortgage loans or mortgaged properties. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge of Seller. Wherever there is a reference to receipt by, or possession of, Seller of any information or documents, or to any action taken by Seller or not taken by Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking of such action by, either Seller or any servicer acting on its behalf.

              Seller hereby represents and warrants, subject to the exceptions set forth in the Exception Report annexed to this Agreement as Schedule V, with respect to the Mortgage Loans that as of the date hereinbelow specified or, if no such date is specified, as of the date of this Agreement:

              (i) Immediately prior to the sale, transfer and assignment to Depositor, no Note or Mortgage was subject to any assignment (other than assignments which show a complete chain of assignment to Seller), participation or pledge, and Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

              (ii)   Each Mortgage Loan was either:

              (A) originated by a savings and loan association, savings bank, commercial bank, credit union, or insurance company, which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (any of the foregoing, including Seller, a "Qualified Originator"); or

              (B) if originated by a person which is not a Qualified Originator (any such person, a "Non-Qualified Originator"), then:

                     1. such Mortgage Loan was underwritten in accordance with standards established by a Qualified Originator, using application forms and related credit documents approved by the Qualified Originator;

                     2. the Qualified Originator approved each application and related credit documents before a commitment by the Non-Qualified Originator was issued, and no such commitment was issued until the Qualified Originator agreed to fund such Mortgage Loan;

                     3. the Mortgage Loan was originated by the Non-Qualified Originator pursuant to an ongoing, standing relationship with the Qualified Originator; and

                     4. the closing documents for the Mortgage Loan were prepared on forms approved by the Qualified Originator, and, pursuant to the Non-Qualified Originator's ongoing, standing relationship with the Qualified Originator, either:


                            (x) such closing documents reflect the Qualified Originator as the original mortgagee, and such Mortgage Loan was actually funded by the Qualified Originator at the closing thereof;


                            (y)    such closing documents reflect the
                                   Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Non-Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator; or


                            (z)    such closing documents reflect the
                                   Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator.

              (iii) Seller has full right and authority to sell, assign and transfer such Mortgage Loan and the assignment to Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan;

              (iv) Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or any other interests or security interests of any nature encumbering such Mortgage Loan, except for interests in servicing rights created or granted under the Pooling and Servicing Agreement, subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection herewith;

              (v) To Seller's knowledge, based on the related borrower's representations and covenants in the related mortgage loan documents and such other due diligence as a reasonably prudent commercial mortgage lender would deem appropriate, the borrower, lessee and/or operator was in possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were valid and in full force and effect as of the origination date and, to Seller's actual knowledge, such licenses, permits and authorizations are still valid and in full force and effect;

              (vi) Each related Note, Mortgage, Assignment of Leases (if any) and other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan is the legal, valid and binding obligation of the related borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and there is no right of offset, rescission, abatement or diminution or valid defense or counterclaim available to the related borrower with respect to such Note, Mortgage, Assignment of Leases and other agreements, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

              (vii) The Mortgage File contains an Assignment of Leases, either as a separate instrument or incorporated into the related Mortgage. Each related Assignment of Leases creates a valid first priority collateral assignment of, or a valid first priority lien or security interest in, certain rights under the related lease or leases, subject only to a license granted to the related borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); no person other than the related borrower owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender's interest therein;

              (viii) Each related assignment of Mortgage from Seller to the Trustee and related assignment of the Assignment of Leases, if the Assignment of Leases is a separate document from the Mortgage, is in recordable form (but for the insertion of the name and address of the assignee and any related recording information, which is not yet available to Seller), and such assignments and any assignment of any other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan from Seller to the Trustee constitutes the legal, valid and binding assignment from Seller to the Trustee, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

              (ix) Since origination (A) except as set forth in the related Mortgage File, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded in whole or in part and (B) each related Mortgaged Property has not been released, in whole or in part, from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage; and since [_____], 2006, no waiver, consent, modification, assumption, alteration, satisfaction, cancellation, subordination or rescission which changes the terms of, or the security for, the Mortgage Loan in any material respect has occurred or been given;

              (x) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except that, in the case of the CBA Mortgage Loans the related Mortgage encumbering the related Mortgaged Property also secures one or more other mortgage loans; and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below). A UCC Financing Statement has been filed and/or recorded (or sent for filing or recording) in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property as currently operated; and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property, any personal property leases applicable to such personal property and any other security interest in such personal property which do not, individually or in the aggregate, materially interfere with the security intended to be provided for such Mortgage Loan. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on the property described therein, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). In the case of any Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed as necessary, in each case, to perfect a valid first priority security interest in the related operating revenues with respect to such Mortgaged Property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection;

              (xi) Seller has not taken any action that would cause the representations and warranties made by the related borrower in the related Mortgage Loan Documents not to be true;

              (xii) Seller has no knowledge that the material representations and warranties made by the related borrower in the related Mortgage Loan Documents are not true in any material respect;

              (xiii) The lien of each related Mortgage is a first priority lien on the fee or leasehold interest of the related borrower in the principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy (except that if such policy is yet to be issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment in either case marked as binding and countersigned by the title company or its authorized agent, either on its face or by an acknowledged closing instruction or escrow letter), or its equivalent as adopted in the applicable jurisdiction, insuring the named mortgagee and its successors and assigns (as sole insured) as to such lien, subject only to (A) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (C) the exceptions (general and specific) and exclusions set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (D) the rights of tenants, as tenants only, under leases, including subleases, pertaining to the related Mortgaged Property, (E) if the related Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the mortgage instrument for that other Mortgage Loan and (F) if the related Mortgaged Property is a unit in a condominium, the related condominium declaration (items (A), (B), (C), (D), (E) and (F) collectively, "Permitted Encumbrances"), and except that, in the case of the CBA Mortgage Loans, the related Mortgage encumbering the related Mortgaged Property also secures one or more other mortgage loans; and with respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; the premium for such policy was paid in full; such policy (or if it is yet to be issued, the coverage to be afforded thereby) is issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located (unless such state is Iowa) and is assignable (with the related Mortgage Loan) to Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy and Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

              (xiv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and no future advances have been made which are not reflected in the related Mortgage File;

              (xv) Except as set forth in a property inspection report or engineering report prepared in connection with the origination of the Mortgage Loan, as of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by Seller, as applicable, and to the knowledge of Seller as of the date hereof, each related Mortgaged Property is free of any material damage that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan (normal wear and tear excepted). If any of the inspection or engineering reports referred to above in this paragraph (xv) revealed any immediate repair items, then one of the following is true: (A) the repairs and/or maintenance necessary to correct such condition have been completed in all material respects; (B) an escrow of funds is required or a letter of credit was obtained in an amount reasonably estimated to be sufficient to complete the repairs and/or maintenance necessary to correct such condition; or (C) the reasonable estimation at the time of origination of the Mortgage Loan of the cost to complete the repairs and/or maintenance necessary to correct such condition represented no more than the greater of (1) $50,000 and (2) 2% of the value of the related Mortgaged Property as reflected in an appraisal conducted in connection with the origination of the subject Mortgage Loan; as of the closing date for each Mortgage Loan and, to Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or value of the Mortgaged Property;

              (xvi) Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within three months of origination of the Mortgage Loan;

              (xvii) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature other than the ARD Loans which may have negative amortization from and after the related Anticipated Repayment Date;

              (xviii) Each Mortgage Loan is a whole loan, and neither the Mortgage Loan nor the related Mortgage Loan Documents create or grant an equity participation to the lender or any other party;

              (xix) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Except to the extent any noncompliance did not materially and adversely affect the value of the related Mortgaged Property, the security provided by the Mortgage or the related borrower's operations at the related Mortgaged Property, any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

              (xx) Neither Seller nor, to Seller's knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan and (i) the origination of each Mortgage Loan is in all respects legal, proper and prudent in accordance with customary commercial mortgage lending standards and (ii) the servicing and collection of each Mortgage Loan is in all respects legal, proper and prudent in accordance with servicing standard and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement or any permitted subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection therewith;

              (xxi) All taxes and governmental assessments that became due and owing prior to the date hereof with respect to each related Mortgaged Property and that are or may become a lien of priority equal to or higher than the lien of the related Mortgage have been paid or an escrow of funds has been established and such escrow (including all escrow payments required to be made prior to the delinquency of such taxes and assessments) is sufficient to cover the payment of such taxes and assessments;

              (xxii) All escrow deposits and payments required pursuant to each Mortgage Loan are in the possession, or under the control, of Seller or its agent and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, all such escrows and deposits are being conveyed by Seller to Depositor and identified as such with appropriate detail, and any and all requirements for the disbursement of any such escrows have been complied with in all material respects;

              (xxiii) Each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the lesser of the principal amount of the related Mortgage Loan and the replacement cost (with no deduction for physical depreciation) and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption or rental loss insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by prudent commercial mortgage lenders for similar properties; all Mortgaged Properties in California or in a seismic zone 4 or 5 have had a seismic assessment done and earthquake insurance was obtained to the extent any such Mortgaged Property has a probable maximum loss in the event of an earthquake of greater than twenty percent (20%) of the replacement value of the related improvements; if the Mortgaged Property for any Mortgage Loan is located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas, then, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and
(ii) 100% of the insurable replacement cost of the improvements located on the related Mortgaged Property; the Mortgaged Properties securing all of the Mortgage Loans having a Cut-off Date Principal Balance in excess of $3,000,000 have, as of the date hereof, insurance policies in place with respect to acts of terrorism or damage related thereto (excluding acts involving nuclear, biological or chemical terrorism), except any such Mortgage Loans that are listed on the applicable Exception Report. All premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies or the related insurance certificates require prior notice to the insured of reduction in coverage, termination or cancellation, and no such notice has been received by Seller; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related borrower to maintain all such insurance and, at such borrower's failure to do so, authorizes the lender to maintain such insurance at the borrower's cost and expense and to seek reimbursement therefor from such borrower;

              (xxiv) There is no monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan. To Seller's knowledge, there is no (A) non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (B) event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (A) or (B), would materially and adversely affect the use or value of the Mortgage Loan or the related Mortgaged Property. Notwithstanding the foregoing, this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation or warranty made by Seller elsewhere in this Exhibit A or the Exception Report;

              (xxv) No Mortgage Loan has been more than 30 days delinquent in making required payments since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent in making required payments;

              (xxvi) (A) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure or, subject to applicable state law requirements, appointment of a receiver, and (B) there is no exemption available to the borrower which would interfere with such right to foreclose, except, in the case of either (A) or
(B), as the enforcement of the Mortgage may be limited by bankruptcy, insolvency, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). No borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

              (xxvii) At origination, each borrower represented and warranted in all material respects that to its knowledge, except as set forth in certain environmental reports and, except as commonly used in the operation and maintenance of properties of similar kind and nature to the Mortgaged Property, in accordance with prudent management practices and applicable law, and in a manner that does not result in any contamination of the Mortgaged Property, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; and the related borrower agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the borrower in connection with such Mortgage Loan. A Phase I environmental report (or, with respect to residential cooperative loans with an original principal balance of $350,000 or less, a transaction screen meeting ASTM standards) and, with respect to certain Mortgage Loans, a Phase II environmental report was conducted by a reputable independent environmental consulting firm in connection with such Mortgage Loan, which report (or transaction screen) did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report (or transaction screen), then at least one of the following statements is true: (A) funds reasonably estimated to be sufficient to cover the cost to cure any material non-compliance with applicable environmental laws or material existence of hazardous materials have been escrowed by the related borrower and held by the related mortgagee; (B) if the environmental report recommended an operations and maintenance plan, but not any material expenditure of funds, an operations and maintenance plan has been required to be obtained by the related borrower;
(C) the environmental condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof; (D) a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as "closed"); (E) such conditions or circumstances identified in the Phase I environmental report were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation; (F) a party unrelated to the borrower with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related borrower to cover the costs of any required investigation, testing, monitoring or remediation; (G) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than two percent (2%) of the outstanding principal balance of the related Mortgage Loan; or (H) a lender's environmental insurance policy was obtained and is a part of the related Mortgage File. Notwithstanding the preceding sentence, with respect to certain Mortgage Loans with an original principal balance of less than $4,000,000, no environmental report may have been obtained, but (in such cases where a Phase I environmental report was not obtained) a lender's secured creditor impaired property environmental insurance policy was obtained with respect to each such Mortgage Loan. Each of such secured creditor impaired property environmental insurance policies is a part of the related Mortgage File. Each of such environmental insurance policies is in full force and effect, is in an amount not less than the 100% of the balance of the related Mortgage Loan, and has a term extending not less than five years after the maturity date of the related Mortgage Loan; the premiums for such policies have been paid in full; the Trustee is named as an insured under each of such policies; and Seller has delivered to the insurer all related environmental reports in its possession. To Seller's knowledge, in reliance on the environmental reports referred to in the second sentence of this paragraph (xxvii) and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in such environmental reports or other documents previously provided to the Rating Agencies; and Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

              (xxviii) (1) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), the related Mortgaged Property is directly or indirectly transferred or sold, and (2) except with respect to transfers of certain interests in the related borrower to persons already holding interests in the borrower, their family members, affiliated companies and other estate planning related transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders) or any transfers in connection with the death or disability of owners of the borrower or, if the related Mortgaged Property is a residential cooperative property, transfers of stock of the related borrower in connection with the assignment of a proprietary lease for a unit in the related Mortgaged Property by a tenant-shareholder of the related borrower to other persons who by virtue of such transfers become tenant-shareholders in the related borrower, each Mortgage Loan also contains the provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), a majority interest in the related borrower is directly or indirectly transferred or sold;

              (xxix) All improvements included in the related appraisal are within the boundaries of the related Mortgaged Property, except for encroachments onto adjoining parcels for which Seller has obtained title insurance against losses arising therefrom or that do not materially and adversely affect the use or value of such Mortgaged Property. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value of such Mortgaged Property, the security provided by the Mortgage, the current use of the Mortgaged Property, or the related borrower's operations at the Mortgaged Property;

              (xxx) The information pertaining to the Mortgage Loans which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Agreement is complete and accurate in all material respects as of the dates of the information set forth therein (or, if not set forth therein, as of the Cut-off
Date);

              (xxxi) With respect to any Mortgage Loan where all or any portion of the estate of the related borrower therein is a leasehold estate under a ground lease, and the related Mortgage does not also encumber the related lessor's fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel received from the ground lessor, Seller represents and warrants that:

              (A) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To Seller's knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related mortgage file;

              (B) The lessor under such ground lease has agreed in a writing included in the related mortgage file that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

              (C) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and would be enforceable, by the lender) that extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

              (D) Based on the title insurance policy (or binding commitment therefor) obtained by Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to Permitted Encumbrances and liens that encumber the ground lessor's fee interest;

              (E) Under the terms of the ground lease, the ground lease is assignable to the lender and its assigns without the consent of the lessor thereunder;

              (F) The ground lease is in full force and effect, Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred, and to Seller's knowledge, there is no existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

              (G) The ground lease or ancillary agreement, which is part of the Mortgage File, between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the lender;

              (H) The lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease. All rights of the lender under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the lender;

              (I) The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

              (J) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

              (K) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation; and

              (L) Provided that the lender cures any defaults which are susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

              (xxxii) With respect to any Mortgage Loan where all or a material portion of the estate of the related borrower therein is a leasehold estate, but the related Mortgage also encumbers the related lessor's fee interest in such Mortgaged Property: (A) such lien on the related fee interest is evidenced by the related Mortgage, (B) such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or encumbrance upon such fee interest, (C) upon the occurrence of a default under the terms of such Mortgage by the related borrower, any right of the related lessor to receive notice of, and to cure, such default granted to such lessor under any agreement binding upon the lender would not be considered commercially unreasonable in any material respect by prudent commercial mortgage lenders, (D) the related lessor has agreed in a writing included in the related Mortgage File that the related ground lease may not be amended or modified without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns, and (E) the related ground lease is in full force and effect, and Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease;

              (xxxiii) Except in the case of the CBA Mortgage Loans with respect to those Mortgage Loans that are cross-collateralized or cross-defaulted, all other loans that are cross-collateralized or cross-defaulted with such Mortgage Loans are being transferred to Depositor hereunder;

              (xxxiv) Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any borrower under a Mortgage Loan, other than contributions made on or prior to the date hereof;

              (xxxv) (A) The Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property, and (B) the fair market value of such real property, as evidenced by an appraisal satisfying the requirements of FIRREA conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (1) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (2) at the date hereof; provided that the fair market value of the real property must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (B) shall be made on an aggregated basis);

              (xxxvi) There are no subordinate mortgages encumbering the related Mortgaged Property, nor are there any preferred equity interests held by the lender or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement, in this Exhibit A or in the Exception Report;

              (xxxvii) Except in cases where the related Mortgaged Property is a residential cooperative property, the Mortgage Loan Documents executed in connection with each Mortgage Loan having an original principal balance in excess of $5,000,000 require that the related borrower be a Single-Purpose Entity (for this purpose, "Single-Purpose Entity" shall mean an entity, other than an individual, having organizational documents which provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties, is prohibited from engaging in any business unrelated to such property and the related Mortgage Loan, does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan). To Seller's actual knowledge, each borrower has fully complied with the requirements of the related Note and Mortgage and borrower's organizational documents regarding Single-Purpose Entity status;

              (xxxviii) Except in cases where the related Mortgaged Property is a residential cooperative property, each Mortgage Loan prohibits the related borrower from mortgaging or otherwise encumbering the Mortgaged Property, or any controlling equity interest in the borrower, without the prior written consent of the mortgagee or the satisfaction of debt service coverage or similar criteria specified in the Note or Mortgage which would be acceptable to a reasonably prudent commercial mortgage lender, and, except in connection with trade debt and equipment financings in the ordinary course of borrower's business, from carrying any additional indebtedness, except, in each case, liens contested in accordance with the terms of the Mortgage Loans or, with respect to each Mortgage Loan having an original principal balance of less than $4,000,000, any unsecured debt;

              (xxxix) Each borrower covenants in the Mortgage Loan Documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

              (xl) Each Mortgaged Property (A) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (B) is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and (C) constitutes one or more separate tax parcels or is covered by an endorsement with respect to the matters described in (A), (B) or (C) under the related title insurance policy (or the binding commitment therefor);

              (xli) Based solely on a flood zone certification or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency or the Secretary of Housing and Urban Development as having special flood hazards categorized as Zone "A" or Zone "V" and flood insurance is available, the terms of the Mortgage Loan require the borrower to maintain flood insurance, or at such borrower's failure to do so, authorizes the lender to maintain such insurance at the cost and expense of the borrower and such insurance is in full force and effect in an amount not less than the lesser of
(A) the replacement cost of the material improvements on such Mortgaged Property, (B) the balance of the Mortgage Loan and (C) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program;

              (xlii) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law or may be substituted in accordance with applicable law by the related mortgagee, and except in connection with a trustee's sale after a default by the related borrower, no fees are payable to such trustee, and such fees payable are payable by the borrower;

              (xliii) Except as disclosed in the Exception Report to this Agreement, to the knowledge of Seller as of the date hereof, there was no pending action, suit or proceeding, arbitration or governmental investigation against any borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such borrower's ability to perform under the related Mortgage Loan;

              (xliv) No advance of funds has been made by Seller to the related borrower (other than mezzanine debt and the acquisition of preferred equity interests by the preferred equity interest holder, as disclosed in the Prospectus Supplement), and no funds have, to Seller's knowledge, been received from any person other than, or on behalf of, the related borrower, for, or on account of, payments due on the Mortgage Loan;

              (xlv) To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Note, each holder of the Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized did not materially and adversely affect the enforceability of such Mortgage Loan;

              (xlvi) All collateral for the Mortgage Loans is being transferred as part of the Mortgage Loans;

              (xlvii) Except as disclosed in the Exception Report or the Prospectus Supplement with respect to the Crossed Mortgage Loans and Mortgage Loans secured by multiple, non-contiguous real properties, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (A) payment in full or defeasance of the related Mortgage Loan, (B) the satisfaction of certain legal and underwriting requirements that would be customary for prudent commercial mortgage lenders, which in all events include payment of a release price at least 125% of the appraised value of the property to be released or of the allocated loan amount of such property, (C) releases of unimproved out-parcels or (D) releases of other portions of the Mortgaged Property which will not have a material adverse effect on the use or value of the collateral for the related Mortgage Loan and which were given no value in the appraisal of the Mortgaged Property or of that portion of the Mortgaged Property used to calculate the loan-to-value ratio of the Mortgaged Property for underwriting purposes. No release or partial release of any Mortgaged Property, or any portion thereof, expressly permitted or required pursuant to the terms of any Mortgage Loan would constitute a significant modification of the related Mortgage Loan under Treas. Reg. Section 1.860G-2(b)(2);

              (xlviii) Any insurance proceeds in respect of a casualty loss or taking will be applied either to (A) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all casualty losses or takings in excess of a specified amount or percentage of the related loan amount that a prudent commercial lender would deem satisfactory and acceptable, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses (except in any case where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (B) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

              (xlix) Each UCC Financing Statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each assignment, if any, of such UCC Financing Statement to Seller was, and each assignment, if any, of such UCC Financing Statement in blank which the Trustee or its designee is authorized to complete (but for the insertion of the name of the assignee and any related filing information which is not yet available to Seller) is, in suitable form for filing in the filing office in which such UCC Financing Statement was filed;

              (l) To Seller's knowledge, (A) each commercial lease covering more than 10% (20% in the case of any Mortgage Loan having an original principal balance less than $2,500,000) of the net leaseable area of the related Mortgaged Property is in full force and effect and (B) there exists no default under any such commercial lease either by the lessee thereunder or by the related borrower that could give rise to the termination of such lease;

              (li) Based upon an opinion of counsel and/or other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to Mortgage Loans with a Cut-off Date Principal Balance of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent Seller is aware of such non-compliance, it has required the related borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

              (lii) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation (as defined herein) Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision), the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan would constitute "foreclosure property" within the meaning of Code Section 860G(a)(8) and all Prepayment Premiums and Yield Maintenance Charges with respect to such Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

              (liii) With respect to any Mortgage Loan that pursuant to the Mortgage Loan Documents can be defeased, (A) the Mortgage Loan cannot be defeased within two years after the Closing Date, (B) the borrower can pledge only United States government securities in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (C) the borrower is required to provide independent certified public accountant's certification that the collateral is sufficient to make such payments, (D) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, (E) the borrower is required to provide an opinion of counsel that the trustee has a perfected security interest in such collateral prior to any other claim or interest, (F) the borrower is required to pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, (G) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower is required to provide an opinion of counsel that such defeasance will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC for federal or applicable state tax purposes and (H) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower must obtain confirmation from each Rating Agency that the defeasance would not result in such Rating Agency's withdrawal, downgrade or qualification of the then current rating of any class of Certificates rated by such Rating Agency;

              (liv) The Mortgage Loan Documents for each Mortgage Loan provide that the related borrower thereunder shall be liable to the lender for any losses incurred by the lender due to (A) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (B) any willful act of material waste, (C) any breach of the environmental covenants contained in the related Mortgage Loan Documents, and (D) fraud by the related borrower; provided that, with respect to clause (C) of this sentence, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement; and provided, further, that, if the related Mortgaged Property is a residential cooperative property, then the subject Mortgage Loan is fully recourse to the borrower;

              (lv) If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date and provides that: (A) its Mortgage Rate will increase by no less than two percentage points in connection with the passage of its Anticipated Repayment Date and so long as the Mortgage Loan is an asset of the Trust Fund; (B) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan; (C) no later than the related Anticipated Repayment Date, if it has not previously done so, the related borrower is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable Master Servicer; and (D) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures;

              (lvi) Except as disclosed in the Prospectus Supplement, no Mortgage Loan, and no group of Mortgage Loans made to the same borrower and to borrowers that are Affiliates, accounted for more than 5.0% of the aggregate of the Cut-off Date Principal Balances of all of the mortgage loans (including the Mortgage Loans) sold to Depositor by Column Financial, Inc., LaSalle Bank National Association, Barclays Capital Real Estate Inc., NCB, FSB and KeyBank National Association pursuant to those certain Mortgage Loan Purchase Agreements, each dated as of September 1, 2006, between Depositor and Column Financial, Inc., LaSalle Bank National Association, Barclays Capital Real Estate Inc., NCB, FSB and KeyBank National Association, respectively, as of the Cut-off Date;

              (lvii) Except for the Mortgage Loans with an initial principal balance less than $3,000,000, in connection with its origination or acquisition of each Mortgage Loan, Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to Seller's actual knowledge, had no interest, direct or indirect, in the borrower, the Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan; and

              (lviii) Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

                                                                       EXHIBIT B

                                AFFIDAVIT OF LOST NOTE



STATE OF NEW YORK            )
                             ) ss.:
COUNTY OF NEW YORK           )


              ____________________________, being duly sworn, deposes and says:

              1. that he is an authorized signatory of Column Financial, Inc. ("Column");

              2. that _______________ is the owner and holder of a mortgage loan in the original principal amount of $______________ secured by a mortgage (the "Mortgage") on the premises known as ______________ ______________ located in ______________;

              3. that _______________, after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:


              a note in the original sum of $______________ made by ______________, to _______________, under date of ______________
              (the "Note");

              4. that the Note is now owned and held by _______________;

              5. that the copy of the Note attached hereto is a true and correct copy thereof;

              6. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

              7. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except _______________; and

              8. upon assignment of the Note by _______________ to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") and subsequent assignment by Depositor to the trustee for the benefit of the holders of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2006-C4 (the "Trustee") (which assignment may, at the discretion of Depositor, be made directly by _______________ to the Trustee), _______________ covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of _______________'s failure to deliver said original Note to the Trustee.



                                               COLUMN FINANCIAL, INC.




                                               By: _____________________________
                                                   Name:
                                                   Title:

Sworn to before me this _____
day of __________, 2006

INFORMATION CONTAINED ON THIS DISKETTE DATED, Thursday, September 21, 2006, IS SUBJECT TO COMPLETION OR AMENDMENT.

This diskette relates to the Offered Certificates in the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C4. The information contained on this diskette is provided to facilitate your review of the collateral underlying the Offered Certificates. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The information on this diskette supersedes any and all information contained in any previously furnished free writing prospectus and shall be superseded by any subsequently furnished similar materials. The commercial mortgage backed securities to which these materials relate, and the mortgage pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class hs been priced and we have verified the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Prospective investors are advised to read carefully, the free writing prospectus and prospectus relating to the Offered Certificates in making their investment decisions.

Credit Suisse First Boston Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates Series 2006-C4


      Loan
      Group
#     #       Property Name
---   -----   ----------------------------------------------------
  1       1   11 Madison Avenue
  2       1   280 Park Avenue
  3       2   Babcock & Brown FX 3
3a        2   Babcock & Brown FX 3 - Sonterra
3b        2   Babcock & Brown FX 3 - Sandridge
3c        2   Babcock & Brown FX 3 - Majestic Heights
3d        2   Babcock & Brown FX 3 - Toscana Villas
3e        2   Babcock & Brown FX 3 - Remington Oaks
3f        2   Babcock & Brown FX 3 - Holly Tree
3g        2   Babcock & Brown FX 3 - Holly Ridge
3h        2   Babcock & Brown FX 3 - Pecan Crossing
3i        2   Babcock & Brown FX 3 - Broadmoor
3j        2   Babcock & Brown FX 3 - Preston Valley
3k        2   Babcock & Brown FX 3 - San Marin
3l        2   Babcock & Brown FX 3 - Chesapeake
3m        2   Babcock & Brown FX 3 - River Road Terrace
3n        2   Babcock & Brown FX 3 - Ravenwood
  4       1   The Ritz-Carlton South Beach
  5       1   Carlton Hotel on Madison
  6       1   The Dream Hotel
 12       1   Harwood Center
 15       1   828-850 Madison Avenue
 16       1   Maxtor Campus
 17       2   Delaware Multifamily Portfolio
17a       2   Towne Court
17b       2   Park Place Apartments
17c       2   Water View Court
 18       2   The Cottages of Fall Creek
 19       2   The Orchard Apartments
 20       2   Briarwood Apartments
 22       2   Iowa State Student Housing

 23       1   105 West Adams Street
 25       2   Babcock & Brown FX 5
25a       2   Babcock & Brown FX 5 - Hampton Court
25b       2   Babcock & Brown FX 5 - Memorial Club
 31       1   Novant - Midtown Medical Plaza
 33       1   E.ON US Center
 36       1   Parc at Piedmont
 38       1   500 Sansome Office
 39       1   City Club Hotel
 40       1   Northland Inn
 42       1   Novant - Presbyterian Medical Tower
 43       1   The Plaza Evergreen Park
 44       1   LakeShore Medical
 50       1   Spectra - POOL 4
50a       1   Spectra Retail - Petal, MS
50b       1   Spectra Retail - Pineville, LA
50c       1   Spectra Retail - Fort Dodge, IA
50d       1   Spectra Retail - Marshalltown, IA
50e       1   Spectra Retail - La Junta, CO
50f       1   Spectra Retail - Newcastle, OK
 52       1   833 Jackson & 322 Green
 57       1   Regional Professional Building
 58       1   Novant - Huntersville/Physicians Plaza
 59       1   Pavilions Shopping Center
 60       1   Magnolia Shoppes
 61       1   Princess Medical Center
 62       1   Parkshore Centre
 64       2   Sahara Glen Apartments
 65       2   Villages at Del Rio Apartments
 67       1   Novant - Metroview Professional Building
 68       1   Novant - Matthews Medical Office Building
 70       1   Antelope Valley Plaza
 71       1   New City Plaza
 72       1   Fashion Mall Commons
 73       1   CMC Hotel Portfolio I
73a       1   CMC Hotel Portfolio I - Holiday Inn Raleigh
73b       1   CMC Hotel Portfolio I - Best Western Raleigh
 78       2   Rand Grove Village Apartments
 79       1   Mill Valley Office Complex
 83       1   Ringling Square
 84       1   Holiday Inn & Suites Cary
 86       1   Holiday Inn Express & Suites Fort Lauderdale Airport
 88       1   Intermountain Residence Inn Boise
 91       1   City Center Professional
 92       1   Airways Plaza
101       1   Metro Park Executive Center
103       1   Village at Novato
104       2   296 Austin Road
106       1   Brea Industrial
111       2   Village Plaza Apartments
113       1   Alhambra Shops
116       2   Alexis Park Apartments
117       1   Camelot Professional Building
118       1   Intermountain Residence Inn Spokane
120       1   Plaza West Shopping Center
127       1   White Sands Mall
130       1   Ashton Place
131       1   Holiday Inn Express Frisco
132       1   Valley Del Rio Shopping Center
134       1   Starbucks Center
136       1   UG Buena Park Center
138       1   Ateret Avot
139       1   Rancho Pines Shopping Center
141       1   Mission Industrial Park
144       1   Baymont Inn & Suites - Hot Springs
148       1   Nu-Kote Distribution
149       2   Admiral Manor
151       2   Park Village Apartments
156       1   Shoppes on Saxon
160       1   Valley Center of Trussville
163       2   Lark Ellen Villas
165       1   Shrub Oak Center
166       1   Thunderbird Plaza
170       2   Park at Presa
172       1   Hampton Inn Brevard
173       1   Crowley Plaza
175       2   Sylmar Mobile Home Park
177       1   Barrett Lake MHP
183       1   Lakes Office Building
185       1   1776 Woodstead Court
186       1   The Burley Inn Hotel & Convention Center
187       1   Pak-It Inn Self Storage
187a      1   Pak-It Inn Self Storage - Mableton
187b      1   Pak-It Inn Self Storage - Conyers
188       2   Ocean Drive Apartments
189       1   Culvers Strip Center
191       2   La Acienda Gardens Apartments
193       1   St. Joe Center
195       1   MacGregor Square
197       1   Chase Street Self Storage
199       1   Robinson Medical Center
200       2   Cornish Home Brewery Apartments
201       2   Mariner's Village Apartments
204       2   Windsor Park Apartments
206       1   Thorpe, North and Western Office
208       1   Spectrum Campus One Retail
209       1   Jurupa Business Park
210       2   Ridgecrest MHP
214       1   Carrier Crossing Shopping Center
217       1   Arundel Mills Chipotle Center
219       1   Quality Inn & Suites Des Moines
220       1   Placid Corners
221       1   Georgetown Shopping Center
222       1   Sandy Plains Connection
223       1   Arundel Mills Mens Wearhouse Center
226       2   Nordic Villa Apartments
230       1   Sansone Plaza
231       1   Pak-It Inn (Lilburn)
232       2   Camelot Apartments Kenosha
234       2   Regency Square Apartments
237       1   West Haven Center
238       1   Marcin Retail
240       2   380-384 Prospect Place
245       1   Hennessey Building
248       2   12 Peachtree Avenue
250       1   First Colony Center
253       1   Zeppe's Plaza
254       2   Alexander Hamilton Plaza Apts
255       1   Oakridge Shopping Center
256       1   Edwards Buildings
256a      1   1130 Kildaire Farm Road
256b      1   5509 Creedmoor Road
258       1   Oaktree Plaza Shopping Center
260       1   Highwood Retail
262       1   2246-2260 Marietta Boulevard
264       1   700 Market Street
265       1   Airport Kirkwood Shopping Center
267       2   Woodhurst Apartments
268       1   Overland Park Center
271       1   Clayton's Self Storage
272       1   Harrison Retail Center
276       2   15-45 Elam St
277       1   Cherryway Medical Center
281       1   Desoto Clocktower
282       1   Rite Aid Lansing
284       2   Whitehall Apartments
288       1   Richfield Commons
289       1   Illinois Pointe Shoppes
290       1   Palm Terrace Mobile Home Park
292       1   Plainfield Retail Center
294       2   McAdams Apartments
299       1   Copperas Cove Shopping Center
303       1   Bay Storage
304       2   Eliana Apartments
310       2   Rivercrest Village
312       2   Ellicott Shores Apartments

314       1   Centerpoint West Shopping Center
315       1   Aransas Pass Retail
318       2   Riverbend Estates Mobile Home Park
319       1   Shoppes at Jefferson Place
323       1   Sycamore Place Shopping Center
324       1   Alverser Commons
325       1   Attic Storage
328       2   Kenwood Apartments

329       2   Fairmount Hills Apartments
331       2   Rock Garden Apartments
335       2   Sunset Mobile Home Park
336       2   Applewood MHP
338       2   Dewey Avenue Apartments
340       1   Levin Center
342       1   Recker Brown Pad
344       2   Villa Denese Mobile Home Park
346       2   Swiss Garden Townhomes
348       1   Angels Attic Self Storage
349       1   Colma Mixed Use
350       1   Clovis Shopping Center
357       1   3300 West Illinois



                                                                                                                 Zip
#     Address                                                 City                 County                State   Code
---   -----------------------------------------------------   ------------------   -------------------   -----   -----
  1   11 Madison Avenue                                       New York             New York              NY      10010
  2   280 Park Avenue                                         New York             New York              NY      10017
  3
3a    5050 Tamarus Street                                     Las Vegas            Clark                 NV      89119
3b    4025 Burke Road                                         Pasadena             Harris                TX      77504
3c    5325 East Tropicana Avenue                              Las Vegas            Clark                 NV      89122
3d    4775 Topaz Street                                       Las Vegas            Clark                 NV      89121
3e    1601 Weyland Drive                                      Fort Worth           Tarrant               TX      76180
3f    2481 Lake Drive                                         Waldorf              Charles               MD      20601
3g    2504 Ivy Brook Court                                    Arlington            Tarrant               TX      76006
3h    1225 East Pleasant Run Road                             DeSoto               Dallas                TX      75115
3i    10215 Beechnut Street                                   Houston              Harris                TX      77072
3j    5631 Spring Valley Road                                 Dallas               Dallas                TX      75254
3k    3501 West Waters Avenue                                 Tampa                Hillsborough          FL      33614
3l    11620 Audelia Road                                      Dallas               Dallas                TX      75243
3m    20900 River Terrace Road                                Ettrick              Chesterfield          VA      23803
3n    4215 Bethel Church Road                                 Columbia             Richland              SC      29206
  4   1 Lincoln Road                                          Miami Beach          Miami-Dade            FL      33139
  5   88 Madison Avenue                                       New York             New York              NY      10016
  6   210 West 55th Street                                    New York             New York              NY      10019
 12   1999 Bryan Street                                       Dallas               Dallas                TX      75201
 15   828-850 Madison Avenue                                  New York             New York              NY      10021
 16   2452 Clover Basin Drive                                 Longmont             Boulder               CO      80503
 17
17a   91 Thorne Lane                                          Newark               New Castle            DE      19711
17b   650 Lehigh Road                                         Newark               New Castle            DE      19711
17c   321 Harbor Drive                                        Claymont             New Castle            DE      19703
 18   6802 East 56th Street                                   Indianapolis         Marion                IN      46226
 19   5350 Cider Mill Lane                                    Indianapolis         Marion                IN      46226
 20   1300 East Fort Lowell Road                              Tucson               Pima                  AZ      85719
 22   119-324 Stanton Avenue, 116-324 Welch Avenue,           Ames                 Story                 IA      50014
      304 Lynn Avenue and 2323-2337 Knapp Street
 23   105 West Adams Street                                   Chicago              Cook                  IL      60603
 25
25a   441 North Armistead Street                              Alexandria           Alexandria City       VA      22312
25b   904 Westcott Street                                     Houston              Harris                TX      77007
 31   1918 Randolph Road                                      Charlotte            Mecklenburg           NC      28207
 33   220 West Main Street                                    Louisville           Jefferson             KY      40202
 36   999 Hood Road Northeast                                 Marietta             Cobb                  GA      30068
 38   500 Sansome Street                                      San Francisco        San Francisco         CA      94111
 39   55 West 44th Street                                     New York             New York              NY      10036
 40   7025 Northland Drive                                    Brooklyn Park        Hennepin              MN      55428
 42   1718 East 4th Street                                    Charlotte            Mecklenburg           NC      28204
 43   9600 South Western Avenue                               Evergreen Park       Cook                  IL      60805
 44   3232-3299 Wellness Drive                                Holland              Ottawa                MI      49424
 50
50a   793 US Highway 42                                       Petal                Forrest               MS      39465
50b   3628 Monroe Highway                                     Pineville            Rapides               LA      71360
50c   3003-3043 1st Avenue South                              Fort Dodge           Webster               IA      50501
50d   50 La Frentz Drive                                      Marshalltown         Marshall              IA      50158
50e   7 Conley Road                                           La Junta             Otero                 CO      81050
50f   707-757 Northwest 34th Place                            Newcastle            McClain               OK      73065
 52   833 West Jackson Boulevard and 322 South Green Street   Chicago              Cook                  IL      60607
 57   2501 Jimmy Johnson Boulevard                            Port Arthur          Jefferson             TX      77640
 58   10030 Gilead Road                                       Huntersville         Mecklenburg           NC      28078
 59   1955 West Guadalupe Road                                Mesa                 Maricopa              AZ      85202
 60   9651 Westview Drive                                     Coral Springs        Broward               FL      33076
 61   8573-8575 East Princess Drive                           Scottsdale           Maricopa              AZ      85255
 62   1 Poston Road                                           Charleston           Charleston            SC      29407
 64   3655 East Sahara Avenue                                 Las Vegas            Clark                 NV      89104
 65   3560 Dixie Drive                                        Houston              Harris County         TX      77021
 67   1900 Randolph Road                                      Charlotte            Mecklenburg           NC      28207
 68   1450 Matthews Township Parkway                          Matthews             Mecklenburg           NC      28105
 70   2000-2062 East Avenue J                                 Lancaster            Los Angeles           CA      93536
 71   66 North Main Street                                    New City             Rockland              NY      10956
 72   8487 Union Chapel Road                                  Indianapolis         Marion                IN      46240
 73
73a   2805 Highwoods Boulevard                                Raleigh              Wake                  NC      27604
73b   2715 Capital Boulevard                                  Raleigh              Wake                  NC      27604
 78   708-774 East Rand Grove Lane                            Palatine             Cook                  IL      60074
 79   2055, 2035 and 2060 Reading Road                        Cincinnati           Hamilton              OH      45202
 83   1626 Ringling Boulevard                                 Sarasota             Sarasota              FL      34236
 84   5630 Dillard Drive                                      Cary                 Wake                  NC      27518
 86   1150 West State Road 84                                 Fort Lauderdale      Broward               FL      33315
 88   7303 West Denton Street                                 Boise                Ada                   ID      83704
 91   15700 37th Avenue North                                 Plymouth             Hennepin              MN      55445
 92   1281-1283 Murfreesboro Road                             Nashville            Davidson              TN      37217
101   4415 Metro Parkway                                      Fort Myers           Lee                   FL      33916
103   7514 Redwood Boulevard                                  Novato               Marin                 CA      94945
104   296 Austin Road                                         Waterbury            New Haven             CT      06705
106   31055 Huntwood Avenue                                   Hayward              Alameda               CA      94544
111   33 Village Parkway                                      Circle Pines         Anoka                 MN      55014
113   1127, 1129 and 1131 South Fremont Avenue                Alhambra             Los Angeles           CA      91803
116   2201 Loreco Street                                      Bossier City         Bossier               LA      71112
117   1800 Camelot Drive                                      Virginia Beach       Virginia Beach City   VA      23454
118   15915 East Indiana Avenue                               Spokane Valley       Spokane               WA      99216
120   5563 Western Boulevard                                  Raleigh              Wake                  NC      27606
127   3199 White Sands Boulevard                              Alamogordo           Otero                 NM      88310
130   190 Ashton Court                                        Clifton Springs      Ontario               NY      14432
131   4220 Preston Road                                       Frisco               Collin                TX      75034
132   4232-4262 Camino Del Rio North                          San Diego            San Diego             CA      92108
134   3699 Hamner Avenue                                      Norco                Riverside             CA      92860
136   7550, 7560 and 7570 Orangethorpe Avenue                 Buena Park           Orange                CA      90621
138   1410 East 10th Street                                   Brooklyn             Kings                 NY      11230
139   4570, 4588 and 4590 North Rancho Drive                  Las Vegas            Clark                 NV      89130
141   4747-4751 State Street & 4748-4762 Mission Boulevard    Ontario              San Bernardino        CA      91762
144   5321 Central Avenue                                     Hot Springs          Garland               AR      71913
148   200 Beasley Drive                                       Franklin             Williamson            TN      37064
149   115, 129, 145 Bloomington Avenue                        Bremerton            Kitsap                WA      98312
151   10033 Juniper Avenue                                    Fontana              San Bernardino        CA      92335
156   1169 Saxon Boulevard                                    Orange City          Volusia               FL      32763
160   1930 Edwards Lake Road                                  Trussville           Jefferson             AL      35235
163   1313 West San Bernardino Road                           Covina               Los Angeles           CA      91722
165   1390-1426 East Main Street                              Shrub Oak            Westchester           NY      10588
166   13760 North 93rd Avenue                                 Peoria               Maricopa              AZ      85381
170   2233 Southeast Military Drive                           San Antonio          Bexar                 TX      78223
172   800 Forest Gate Center                                  Pisgah Forest        Transylvania          NC      28768
173   753 Odd Fellow Road                                     Crowley              Acadia                LA      70526
175   12365 County Road 2                                     Brighton             Weld                  CO      80603
177   1250 Barrett Lake Road                                  Dulzura              San Diego             CA      91917
183   10559 Citation Drive                                    Brighton             Livingston            MI      48116
185   1776 Woodstead Court                                    The Woodlands        Montgomery            TX      77380
186   800 North Overland Avenue                               Burley               Cassia                ID      83318
187
187a  6780 Mableton Parkway                                   Mableton             Cobb                  GA      30126
187b  2609 Old Covington Highway                              Conyers              Rockdale              GA      30012
188   4443 Ocean Drive                                        Corpus Christi       Nueces                TX      78412
189   3705 North 124th Street                                 Brookfield           Waukesha              WI      53005
191   1212 Glen Garden Drive                                  Fort Worth           Tarrant               TX      76104
193   4982-4996 Palm Coast Parkway Northwest                  Palm Coast           Flagler               FL      32137
195   1831 Lake Pine Drive                                    Cary                 Wake                  NC      27511
197   1150 Chase Street                                       Athens               Clarke                GA      30601
199   133 Church Hill Road                                    Robinson             Allegheny             PA      15136
200   1201 West Clay Street                                   Richmond             Richmond City         VA      23220
201   3202 South Orlando Drive                                Sanford              Seminole              FL      32773
204   7900 Creekbend Drive                                    Houston              Harris                TX      77071
206   8180 South 700 East Street                              Sandy                Salt Lake             UT      84070
208   1776-1782 North High Street                             Columbus             Franklin              OH      43215
209   7101 Jurupa Avenue                                      Riverside            Riverside             CA      92504
210   26125 South Highway 27                                  Leesburg             Lake                  FL      34748
214   817 West Pioneer Parkway                                Grand Prairie        Dallas                TX      75051
217   7049 Arundel Mills Boulevard                            Hanover              Anne Arundel          MD      21076
219   4995 Merle Hay Road                                     Des Moines           Polk                  IA      50322
220   300-310 East Warm Springs Road                          Las Vegas            Clark                 NV      89119
221   6505-6533 East State Boulevard                          Fort Wayne           Allen                 IN      46815
222   700 Sandy Plains Road                                   Marietta             Cobb                  GA      30066
223   7069 Arundel Mills Boulevard                            Hanover              Anne Arundel          MD      21076
226   3120 Willow Knolls Road                                 Peoria               Peoria                IL      61614
230   319-323 Route 22 East                                   Green Brook          Somerset              NJ      08812
231   4400 Lawrenceville Highway                              Lilburn              Gwinnett              GA      30047
232   1468 16th Avenue                                        Kenosha              Kenosha               WI      53140
234   400 Ivy Avenue                                          Waco                 McLennan              TX      76706
237   3935 Western Avenue                                     Knoxville            Knox                  TN      37921
238   4915 FM 2920 Road                                       Spring               Harris                TX      77388
240   380-384 Prospect Place                                  Brooklyn             Kings                 NY      11238
245   100 West Foothill Boulevard                             Azusa                Los Angeles           CA      91702
248   12-14 Peachtree Avenue                                  Atlanta              Fulton                GA      30305
250   1930 State Highway 6 South                              Sugar Land           Fort Bend             TX      77478
253   25780 Miles Road                                        Bedford Heights      Cuyahoga              OH      44146
254   494, 496 and 498 South Hamilton Road                    Columbus             Frankilin             OH      43213
255   3315 Belt Line Road                                     Garland              Dallas                TX      75044
256
256a  1130 Kildaire Farm Road                                 Cary                 Wake                  NC      27511
256b  5509 Creedmoor Road                                     Raleigh              Wake                  NC      27612
258   5929-5947 Jimmy Carter Boulevard                        Norcross             Gwinnett              GA      30071
260   256 Green Bay Road                                      Highwood             Lake                  IL      60040
262   2246-2260 Marietta Boulevard                            Atlanta              Fulton                GA      30318
264   700-716 Market Street and 310 Kildaire Road             Chapel Hill          Orange                NC      27516
265   11611 West Airport                                      Stafford             Fort Bend             TX      77477
267   4042 Curtice Road                                       Northwood            Wood                  OH      43619
268   7101 West 91st Street                                   Overland Park        Johnson               KS      66212
271   900 South Egg Harbor Road                               Hammonton Township   Atlantic              NJ      08037
272   4780 Harrison Boulevard                                 Ogden                Weber                 UT      84403
276   15-45 Elam Street                                       New Britain          Hartford              CT      06053
277   1326 Cherry Way                                         Gahanna              Franklin              OH      43230
281   1615-1619 North Hampton Road                            Desoto               Dallas                TX      75115
282   3825 West Jolly Road                                    Lansing              Ingham                MI      48911
284   3930 Southwest Twilight Drive                           Topeka               Shawnee               KS      66614
288   4174 Wheatley Road                                      Richfield            Summit                OH      44286
289   4832 Illinois Road                                      Fort Wayne           Allen                 IN      46804
290   2711 Mar Vista Drive                                    Aptos                Santa Cruz            CA      95003
292   13544 Route 30                                          Plainfield           Will                  IL      60544
294   1520 East 17th Street                                   Wichita              Sedgwick              KS      67214
299   301 Constitution Avenue                                 Copperas Cove        Coryell               TX      76522
303   22529 Parsons Circle                                    Cape Charles         Northampton           VA      23310
304   6709-6749 South 73rd Circle                             Ralston              Douglas               NE      68127
310   1204 County House Lane                                  Marietta             Washington            OH      45750
312   75, 115, 171, 231, 232, 255, 256 and                    Celoron              Chautauqua            NY      14720
      283 Marine Park Drive
314   2636 Frankford Road                                     Dallas               Denton                TX      75287
315   2650 Demory Lane                                        Aransas Pass         San Patricio          TX      78336
318   4402 Riverbend Drive                                    San Angelo           Tom Green             TX      76903
319   640 East Broadway Boulevard                             Jefferson City       Jefferson             TN      37760
323   4177 Montgomery Highway                                 Dothan               Houston               AL      36303
324   1264, 1266 and 1282 Alverser Plaza                      Midlothian           Chesterfield          VA      23113
325   15611 South Helmer Road                                 Battle Creek         Calhoun               MI      49015
328   500 and 619 East Armour Boulevard and                   Kansas City          Jackson               MO      64109
      3421 and 3425 Locust Street
329   32 Lakeview Drive                                       Lakewood             Chautauqua            NY      14750
331   95 Rock Garden Place                                    Dahlonega            Lumpkin               GA      30533
335   2305 Metzgar Road Southwest                             Albuquerque          Bernalillo            NM      87105
336   5 Pebbleridge Drive                                     Medina               Orleans               NY      14103
338   1126 Dewey Avenue                                       Rochester            Monroe                NY      14613
340   3424 Chandler Creek Road                                Virginia Beach       Virginia Beach City   VA      23453
342   6059 East Brown Road                                    Mesa                 Maricopa              AZ      85205
344   4511 Lucksinger Lane                                    Austin               Travis                TX      78745
346   179-183 Clinton Road                                    New Hartford         Oneida                NY      13413
348   5802 Joiner Road                                        San Antonio          Bexar                 TX      78238
349   1-11 San Pedro Road                                     Colma                San Mateo             CA      94014
350   3900 North Prince Street                                Clovis               Curry                 NM      88101
357   3300 West Illinois Avenue                               Midland              Midland               TX      79703

                     Units/
                     Sq. Ft./                                  Orig            Rem.            Orig           Rem.
      Property       Rooms/      Original       Cut-off        Amort.          Amort.          Term to        Term to
#     Type           Pads        Balance        Balance (1)    Term            Term (1)        Maturity (2)   Maturity (1) (2)
---   ------------   ---------   ------------   ------------   -------------   -------------   ------------   ----------------
  1   Office         2,236,139   $806,000,000   $806,000,000   Interest Only   Interest Only            120                120
  2   Office         1,206,807   $300,000,000   $300,000,000             360             360            120                117
  3                              $195,095,563   $195,095,563             364             364            120                112
3a    Multifamily          350    $27,884,247    $27,884,247
3b    Multifamily          504    $23,034,510    $23,034,510
3c    Multifamily          240    $21,709,798    $21,709,798
3d    Multifamily          270    $21,688,429    $21,688,429
3e    Multifamily          580    $18,388,860    $18,388,860
3f    Multifamily          144    $14,603,155    $14,603,155
3g    Multifamily          290    $11,679,078    $11,679,078
3h    Multifamily          236    $10,555,186    $10,555,186
3i    Multifamily          235    $10,270,160    $10,270,160
3j    Multifamily          310     $9,847,439     $9,847,439
3k    Multifamily          193     $9,645,316     $9,645,316
3l    Multifamily          127     $5,828,682     $5,828,682
3m    Multifamily          128     $5,200,925     $5,200,925
3n    Multifamily          112     $4,759,778     $4,759,778
  4   Hotel                376   $181,000,000   $181,000,000   Interest Only   Interest Only            120                118
  5   Hotel                316   $100,000,000   $100,000,000             360             360            120                120
  6   Hotel                220   $100,000,000   $100,000,000             360             360            120                117
 12   Office           731,716    $81,000,000    $81,000,000             360             360            120                117
 15   Retail            17,317    $60,000,000    $60,000,000   Interest Only   Interest Only            156                141
 16   Office           450,090    $48,750,000    $48,750,000             360             360            120                118
 17                               $47,000,000    $47,000,000   Interest Only   Interest Only             60                 58
17a   Multifamily          428    $25,401,830    $25,401,830
17b   Multifamily          275    $14,983,110    $14,983,110
17c   Multifamily          120     $6,615,060     $6,615,060
 18   Multifamily          770    $28,150,000    $28,150,000             360             360            120                117
 19   Multifamily          378    $11,300,000    $11,300,000             360             360            120                117
 20   Multifamily          196     $7,050,000     $7,050,000             360             360            120                117
 22   Multifamily          397    $43,000,000    $43,000,000             360             360            121                120

 23   Office           455,813    $42,350,000    $42,350,000             360             360             60                 57
 25                               $39,874,381    $39,874,381             360             360            117                112
25a   Multifamily          308    $22,807,110    $22,807,110
25b   Multifamily          356    $17,067,271    $17,067,271
 31   Office           219,173    $33,155,250    $33,155,250             360             360            118                117
 33   Office           287,990    $32,000,000    $32,000,000             360             360            120                118
 36   Multifamily          161    $25,000,000    $25,000,000             360             360            120                112
 38   Office           145,769    $24,400,000    $24,400,000   Interest Only   Interest Only            120                119
 39   Hotel                 65    $23,400,000    $23,316,259             300             297             60                 57
 40   Hotel                231    $22,000,000    $21,897,697             300             296            120                116
 42   Office           140,341    $21,257,095    $21,257,095             360             360            118                117
 43   Retail           808,965    $20,200,000    $20,200,000             324             324            120                115
 44   Office           120,382    $19,360,000    $19,360,000             360             360            118                111
 50                               $18,119,496    $18,119,496             360             360            120                114
50a   Retail            30,180     $3,814,694     $3,814,694
50b   Retail            32,200     $3,760,000     $3,760,000
50c   Retail            33,700     $3,720,000     $3,720,000
50d   Retail            22,900     $2,929,390     $2,929,390
50e   Retail            20,500     $2,294,390     $2,294,390
50f   Retail            11,600     $1,601,022     $1,601,022
 52   Office           151,716    $17,748,000    $17,748,000             360             360            120                118
 57   Office           120,775    $16,400,000    $16,400,000             360             360            120                118
 58   Office           101,525    $16,024,164    $16,024,164             360             360            118                117
 59   Retail           127,621    $16,000,000    $16,000,000             360             360            120                118
 60   Retail           114,118    $15,094,000    $15,055,231             360             357            121                118
 61   Office            69,448    $14,800,000    $14,800,000             360             360            121                118
 62   Office           116,371    $14,501,000    $14,501,000             360             360            121                118
 64   Multifamily          268    $14,100,000    $14,100,000             360             360            120                118
 65   Multifamily          288    $13,650,000    $13,628,664             360             358            120                118
 67   Office            87,092    $13,577,550    $13,577,550             360             360            118                117
 68   Office            97,205    $13,564,177    $13,564,177             360             360            118                117
 70   Retail           126,295    $13,200,000    $13,200,000             360             360            120                118
 71   Retail           122,061    $13,000,000    $13,000,000   Interest Only   Interest Only            120                119
 72   Retail            58,277    $12,375,000    $12,375,000             360             360            120                118
 73                               $11,800,000    $11,773,389             300             298            120                118
73a   Hotel                128     $8,350,000     $8,331,170
73b   Hotel                139     $3,450,000     $3,442,220
 78   Multifamily          212    $10,650,000    $10,650,000             360             360            121                119
 79   Office           106,821    $10,300,000    $10,300,000             360             360            121                118
 83   Office            38,420     $9,850,000     $9,834,976             360             358            119                117
 84   Hotel                120     $9,300,000     $9,279,027             300             298            120                118
 86   Hotel                100     $8,500,000     $8,468,486             300             297            120                117
 88   Hotel                104     $8,120,000     $8,114,026             360             359            120                119
 91   Office            48,703     $7,800,000     $7,800,000             360             360            121                118
 92   Office           147,598     $7,750,000     $7,750,000             360             360            120                118
101   Office            56,243     $6,950,000     $6,950,000             360             360            122                119
103   Retail            20,043     $6,635,000     $6,635,000             360             360            120                119
104   Multifamily          104     $6,600,000     $6,592,126             300             299            120                119
106   Industrial       128,580     $6,450,000     $6,450,000             360             360            121                119
111   Multifamily           50     $6,226,000     $6,226,000             360             360            120                119
113   Retail            17,838     $6,158,000     $6,158,000             360             360            120                117
116   Multifamily          280     $6,000,000     $5,973,034             360             355            121                116
117   Office            40,725     $5,925,000     $5,915,988             360             358            121                119
118   Hotel                 84     $5,760,000     $5,755,762             360             359            120                119
120   Retail            62,558     $5,500,000     $5,500,000             360             360            120                118
127   Retail           266,566     $5,000,000     $5,000,000             360             360            120                117
130   Mixed Use             77     $5,000,000     $4,990,401             360             357            120                117
131   Hotel                 61     $5,000,000     $4,988,654             300             298            120                118
132   Retail            37,411     $5,000,000     $4,988,028             360             357            120                117
134   Retail            16,017     $4,983,000     $4,967,313             360             356            120                116
136   Retail            11,292     $4,860,000     $4,860,000             360             360            120                119
138   Multifamily           43     $4,770,000     $4,760,491             300             298            120                118
139   Retail            19,500     $4,635,000     $4,635,000             360             360            120                114
141   Industrial       100,595     $4,500,000     $4,493,434             360             358            120                118
144   Hotel                 88     $4,425,000     $4,414,730             300             298            120                118
148   Industrial       152,562     $4,370,000     $4,370,000             360             360            120                120
149   Multifamily          117     $4,283,000     $4,269,618             360             356            120                116
151   Multifamily           56     $4,127,000     $4,116,119             360             357            121                118
156   Retail            12,800     $4,000,000     $4,000,000             360             360            120                117
160   Retail            31,344     $4,000,000     $3,989,824             360             357            121                118
163   Multifamily           23     $3,900,000     $3,900,000             360             360            120                116
165   Retail            18,885     $3,904,000     $3,894,744             360             357            120                117
166   Office            25,778     $3,886,000     $3,880,202             360             358            120                118
170   Multifamily          210     $3,850,000     $3,840,599             360             357            120                117
172   Hotel                 80     $3,800,000     $3,795,647             300             299            120                119
173   Retail            27,228     $3,781,000     $3,781,000             360             360            120                118
175   Multifamily          101     $3,800,000     $3,770,238             360             352            120                112
177   Multifamily           86     $3,700,000     $3,700,000             360             360            120                114
183   Office            44,332     $3,600,000     $3,588,951             360             356            120                116
185   Office            39,139     $3,500,000     $3,494,588             360             358            120                118
186   Hotel                126     $3,500,000     $3,486,855             300             297            120                117
187                                $3,475,000     $3,457,890             300             296            120                116
187a  Self Storage      58,575     $2,600,000     $2,587,198
187b  Self Storage      33,975       $875,000       $870,692
188   Multifamily           99     $3,450,000     $3,450,000             360             360            120                120
189   Retail            14,500     $3,450,000     $3,441,160             360             357            120                117
191   Multifamily          154     $3,400,000     $3,388,467             360             356            121                117
193   Retail            32,400     $3,340,000     $3,327,200             300             297            121                118
195   Retail            15,569     $3,205,000     $3,205,000             360             360            115                114
197   Self Storage      61,057     $3,150,000     $3,145,404             360             358            120                118
199   Office            21,791     $3,125,000     $3,125,000             360             360            121                119
200   Multifamily           37     $3,100,000     $3,097,826             360             359            121                120
201   Multifamily           88     $3,075,000     $3,067,492             360             357            122                119
204   Multifamily          130     $3,000,000     $3,000,000             360             360            120                117
206   Office            35,032     $3,000,000     $2,989,749             360             356            121                117
208   Retail            12,900     $2,950,000     $2,950,000             360             360            120                117
209   Industrial        51,014     $2,934,000     $2,929,635             360             358            120                118
210   Multifamily          153     $2,900,000     $2,900,000             360             360            122                119
214   Retail            43,351     $2,798,000     $2,794,242             360             358            120                118
217   Retail             7,000     $2,780,000     $2,776,112             360             358            120                118
219   Hotel                117     $2,750,000     $2,735,415             300             296            120                116
220   Retail            18,250     $2,724,000     $2,724,000             360             360            119                118
221   Retail            29,220     $2,727,000     $2,717,348             240             238            240                238
222   Retail            51,538     $2,670,000     $2,646,147             360             351            120                111
223   Retail            10,000     $2,625,000     $2,621,329             360             358            120                118
226   Multifamily           92     $2,590,000     $2,590,000             360             360            120                117
230   Retail            32,110     $2,550,000     $2,548,207             360             359            120                119
231   Self Storage      65,890     $2,525,000     $2,523,163             360             359            120                119
232   Multifamily          112     $2,500,000     $2,500,000             360             360            120                118
234   Multifamily           77     $2,500,000     $2,488,944             360             355            120                115
237   Retail            53,059     $2,450,000     $2,446,574             360             358            120                118
238   Retail            19,960     $2,420,000     $2,416,538             360             358            120                118
240   Multifamily           24     $2,400,000     $2,396,498             360             358            121                119
245   Retail             9,363     $2,300,000     $2,296,606             360             358            120                118
248   Multifamily           18     $2,205,000     $2,201,431             360             358            120                118
250   Retail             7,932     $2,199,000     $2,199,000             360             360            120                117
253   Mixed Use         21,047     $2,200,000     $2,194,694             300             298            121                119
254   Multifamily          162     $2,200,000     $2,194,536             360             357            120                117
255   Retail            29,126     $2,200,000     $2,192,969             360             356            120                116
256                                $2,185,000     $2,181,918             360             358            120                118
256a  Office            17,422     $1,185,000     $1,183,329
256b  Office            10,631     $1,000,000       $998,589
258   Retail            16,999     $2,182,000     $2,176,877             360             357            120                117
260   Retail            11,992     $2,170,000     $2,166,913             360             358            120                118
262   Industrial        50,684     $2,127,000     $2,124,177             360             358            120                118
264   Retail            16,684     $2,100,000     $2,098,416             360             359            120                119
265   Retail            13,129     $2,100,000     $2,094,696             360             357            121                118
267   Multifamily           38     $2,050,000     $2,050,000             360             360            120                118
268   Retail             7,500     $2,020,000     $2,020,000             360             360            120                118
271   Self Storage      50,400     $2,000,000     $1,989,523             360             354            120                114
272   Retail            10,479     $1,950,000     $1,943,288             360             356            121                117
276   Multifamily           56     $1,831,000     $1,828,534             360             358            120                118
277   Office            14,398     $1,760,000     $1,760,000             360             360            118                118
281   Retail            38,127     $1,750,000     $1,742,956             360             355            120                115
282   Retail            11,180     $1,729,000     $1,726,698             360             358            120                118
284   Multifamily           74     $1,700,000     $1,700,000             360             360            122                119
288   Retail            15,964     $1,700,000     $1,694,539             360             356            121                117
289   Retail            12,141     $1,700,000     $1,682,523             240             235            239                234
290   Multifamily           48     $1,660,000     $1,658,789             360             359            120                119
292   Retail             7,970     $1,635,000     $1,635,000             360             360            121                118
294   Multifamily           66     $1,620,000     $1,617,837             360             358            120                118
299   Retail            15,600     $1,600,000     $1,597,619             360             358            120                118
303   Self Storage      44,357     $1,525,000     $1,523,912             360             359            120                119
304   Multifamily           54     $1,504,000     $1,504,000             360             360            122                112
310   Multifamily           69     $1,400,000     $1,396,842             360             357            121                118
312   Multifamily           49     $1,400,000     $1,394,021             360             355            120                115

314   Retail            13,136     $1,350,000     $1,345,685             360             356            120                116
315   Retail            13,472     $1,340,000     $1,340,000             360             360            120                118
318   Multifamily          160     $1,296,000     $1,290,658             360             355            120                115
319   Retail            10,560     $1,280,000     $1,278,037             360             358            121                119
323   Retail            12,000     $1,250,000     $1,247,058             360             357            120                117
324   Retail             5,200     $1,235,000     $1,234,109             360             359            120                119
325   Self Storage      40,150     $1,200,000     $1,198,454             360             358            121                119
328   Multifamily           94     $1,200,000     $1,197,127             360             357            120                117

329   Multifamily           48     $1,173,000     $1,167,991             360             355            120                115
331   Multifamily           40     $1,100,000     $1,097,308             360             357            120                117
335   Multifamily           46     $1,000,000       $995,020             300             296            121                117
336   Multifamily           94       $950,000       $949,326             360             359            120                119
338   Multifamily           37       $915,000       $911,300             360             355            120                115
340   Industrial        10,400       $880,000       $879,392             360             359            120                119
342   Retail             3,275       $824,000       $821,366             360             356            122                118
344   Multifamily           56       $800,000       $799,474             360             359            120                119
346   Multifamily           16       $750,000       $749,492             360             359            120                119
348   Self Storage      39,480       $750,000       $748,509             360             357            120                117
349   Mixed Use          8,800       $750,000       $747,915             360             356            120                116
350   Retail             7,200       $750,000       $747,194             300             297            120                117
357   Retail             4,343       $400,000       $399,068             360             357            120                117


                            Net                                                       First
      Interest              Interest            Interest Calculation    Monthly       Payment       Maturity
#     Rate                  Rate                (30/360 / Actual/360)   Payment (3)   Date          Date         ARD (4)
---   ------------------    ----------------    ---------------------   -----------   -----------   ----------   -------
  1                5.770%              5.749%   Actual/360               $3,929,343   10/11/2006    9/11/2016    N/A
  2   6.7541946022727300%              6.734%   Actual/360               $2,835,389   7/11/2006     6/11/2016    N/A
  3          5.559927773%        5.539327773%   Actual/360               $1,110,856   2/11/2006     1/11/2016    N/A
3a
3b
3c
3d
3e
3f
3g
3h
3i
3j
3k
3l
3m
3n
  4               6.3725%              6.352%   Actual/360                 $974,535   8/11/2006     7/11/2016    N/A
  5                6.345%              6.324%   Actual/360                 $621,909   10/11/2006    9/11/2016    N/A
  6                6.642%              6.621%   Actual/360                 $641,435   7/11/2006     6/11/2016    N/A
 12            6.2440620%          6.2234620%   Actual/360                 $498,418   7/11/2006     6/11/2016    N/A
 15                4.966%              4.945%   Actual/360                 $251,749   7/11/2005     6/11/2018    N/A
 16                6.426%              6.405%   Actual/360                 $305,765   8/11/2006     7/11/2016    N/A
 17     7.23341489361702%   7.21281489361702%   Actual/360                 $287,244   8/11/2006     7/11/2011    N/A
17a
17b
17c
 18                6.685%              6.644%   Actual/360                 $181,366   7/11/2006     6/11/2016    N/A
 19                6.685%              6.644%   Actual/360                  $72,804   7/11/2006     6/11/2016    N/A
 20                6.685%              6.644%   Actual/360                  $45,422   7/11/2006     6/11/2016    N/A
 22                6.330%              6.299%   Actual/360                 $267,000   9/11/2006     9/11/2016    N/A

 23                6.570%              6.549%   Actual/360                 $269,633   7/11/2006     6/11/2011    N/A
 25                5.980%              5.959%   Actual/360                 $238,555   5/11/2006     1/11/2016    N/A
25a
25b
 31                6.260%              6.239%   Actual/360                 $204,358   9/11/2006     6/11/2016    N/A
 33                6.140%              6.119%   Actual/360                 $194,746   8/11/2006     7/11/2016    N/A
 36                6.080%              6.059%   Actual/360                 $151,176   2/11/2006     1/11/2016    N/A
 38             6.259835%              6.239%   Actual/360                 $129,051   9/11/2006     8/11/2016    N/A
 39                6.630%              6.609%   Actual/360                 $159,905   7/11/2006     6/11/2011    N/A
 40                6.710%              6.689%   Actual/360                 $151,445   6/11/2006     5/11/2016    N/A
 42                6.260%              6.239%   Actual/360                 $131,022   9/11/2006     6/11/2016    N/A
 43                5.940%              5.919%   Actual/360                 $125,289   5/11/2006     4/11/2016    N/A
 44                5.410%              5.389%   Actual/360                 $108,833   3/11/2006     12/11/2015   N/A
 50                5.860%              5.779%   Actual/360                 $107,010   4/11/2006     3/11/2016    N/A
50a
50b
50c
50d
50e
50f
 52                6.180%              6.159%   Actual/360                 $108,471   8/11/2006     7/11/2016    N/A
 57                6.320%              6.269%   Actual/360                 $101,725   8/11/2006     7/11/2016    N/A
 58                6.260%              6.239%   Actual/360                  $98,768   9/11/2006     6/11/2016    N/A
 59                6.340%              6.319%   Actual/360                  $99,453   8/11/2006     7/11/2016    N/A
 60                6.160%              6.139%   Actual/360                  $92,055   7/11/2006     7/11/2016    N/A
 61                6.200%              6.139%   Actual/360                  $90,645   7/11/2006     7/11/2016    N/A
 62                6.340%              6.319%   Actual/360                  $90,136   7/11/2006     7/11/2016    N/A
 64                5.960%              5.939%   Actual/360                  $84,174   8/11/2006     7/11/2016    N/A
 65                6.230%              6.209%   Actual/360                  $83,868   8/11/2006     7/11/2016    N/A
 67                6.260%              6.239%   Actual/360                  $83,688   9/11/2006     6/11/2016    N/A
 68                6.260%              6.239%   Actual/360                  $83,605   9/11/2006     6/11/2016    N/A
 70                6.020%              5.999%   Actual/360                  $79,310   8/11/2006     7/11/2016    N/A
 71                6.010%              5.989%   Actual/360                  $66,013   9/11/2006     8/11/2016    N/A
 72                6.140%              6.119%   Actual/360                  $75,312   8/11/2006     7/11/2016    N/A
 73                6.630%              6.609%   Actual/360                  $80,636   8/11/2006     7/11/2016    N/A
73a
73b
 78                6.180%              6.159%   Actual/360                  $65,090   8/11/2006     8/11/2016    N/A
 79                6.240%              6.179%   Actual/360                  $63,352   7/11/2006     7/11/2016    N/A
 83                6.320%              6.299%   Actual/360                  $61,097   8/11/2006     6/11/2016    N/A
 84                6.630%              6.609%   Actual/360                  $63,552   8/11/2006     7/11/2016    N/A
 86                6.440%              6.419%   Actual/360                  $57,074   7/11/2006     6/11/2016    N/A
 88                6.440%              6.419%   Actual/360                  $51,004   9/11/2006     8/11/2016    N/A
 91                6.350%              6.289%   Actual/360                  $48,534   7/11/2006     7/11/2016    N/A
 92                6.450%              6.349%   Actual/360                  $48,731   8/11/2006     7/11/2016    N/A
101                6.200%              6.159%   Actual/360                  $42,567   7/11/2006     8/11/2016    N/A
103                6.020%              5.959%   Actual/360                  $39,866   9/11/2006     8/11/2016    N/A
104                6.340%              6.319%   Actual/360                  $43,906   9/11/2006     8/11/2016    N/A
106                6.280%              6.169%   Actual/360                  $39,840   8/11/2006     8/11/2016    N/A
111                5.980%              5.959%   Actual/360                  $37,248   9/11/2006     8/11/2016    N/A
113                6.310%              6.289%   Actual/360                  $38,156   7/11/2006     6/11/2016    N/A
116                6.030%              6.009%   Actual/360                  $36,089   5/11/2006     5/11/2016    N/A
117                6.330%              6.309%   Actual/360                  $36,790   8/11/2006     8/11/2016    N/A
118                6.440%              6.419%   Actual/360                  $36,180   9/11/2006     8/11/2016    N/A
120                6.100%              6.079%   Actual/360                  $33,330   8/11/2006     7/11/2016    N/A
127                6.530%              6.509%   Actual/360                  $31,702   7/11/2006     6/11/2016    N/A
130                7.310%              7.289%   Actual/360                  $34,313   7/11/2006     6/11/2016    N/A
131                6.600%              6.579%   Actual/360                  $34,073   8/11/2006     7/11/2016    N/A
132                6.450%              6.429%   Actual/360                  $31,439   7/11/2006     6/11/2016    N/A
134                6.440%              6.419%   Actual/360                  $31,300   6/11/2006     5/11/2016    N/A
136                6.415%              6.394%   Actual/360                  $30,447   9/11/2006     8/11/2016    N/A
138                7.210%              7.189%   Actual/360                  $34,355   8/11/2006     7/11/2016    N/A
139                5.960%              5.939%   Actual/360                  $27,670   4/11/2006     3/11/2016    N/A
141                6.480%              6.459%   Actual/360                  $28,384   8/11/2006     7/11/2016    N/A
144                6.490%              6.469%   Actual/360                  $29,850   8/11/2006     7/11/2016    N/A
148                6.325%              6.284%   Actual/360                  $27,120   10/11/2006    9/11/2016    N/A
149                6.470%              6.449%   Actual/360                  $26,987   6/11/2006     5/11/2016    N/A
151                6.050%              6.029%   Actual/360                  $24,876   7/11/2006     7/11/2016    N/A
156                6.130%              6.069%   Actual/360                  $24,317   7/11/2006     6/11/2016    N/A
160                6.200%              6.179%   Actual/360                  $24,499   7/11/2006     7/11/2016    N/A
163                6.130%              6.109%   Actual/360                  $23,709   6/11/2006     5/11/2016    N/A
165                6.490%              6.419%   Actual/360                  $24,650   7/11/2006     6/11/2016    N/A
166                6.400%              6.379%   Actual/360                  $24,307   8/11/2006     7/11/2016    N/A
170                6.370%              6.349%   Actual/360                  $24,006   7/11/2006     6/11/2016    N/A
172                6.540%              6.519%   Actual/360                  $25,753   9/11/2006     8/11/2016    N/A
173                6.280%              6.259%   Actual/360                  $23,354   8/11/2006     7/11/2016    N/A
175                5.860%              5.839%   Actual/360                  $22,442   2/11/2006     1/11/2016    N/A
177                5.820%              5.709%   Actual/360                  $21,757   4/11/2006     3/11/2016    N/A
183                6.540%              6.519%   Actual/360                  $22,849   6/11/2006     5/11/2016    N/A
185                6.270%              6.249%   Actual/360                  $21,596   8/11/2006     7/11/2016    N/A
186                6.370%              6.349%   Actual/360                  $23,349   7/11/2006     6/11/2016    N/A
187                6.410%              6.299%   Actual/360                  $23,268   6/11/2006     5/11/2016    N/A
187a
187b
188                6.100%              6.079%   Actual/360                  $20,907   10/11/2006    9/11/2016    N/A
189                6.170%              6.149%   Actual/360                  $21,063   7/11/2006     6/11/2016    N/A
191                6.140%              6.119%   Actual/360                  $20,692   6/11/2006     6/11/2016    N/A
193                6.260%              6.239%   Actual/360                  $22,054   7/11/2006     7/11/2016    N/A
195                5.800%              5.739%   Actual/360                  $18,805   9/11/2006     3/11/2016    N/A
197                6.480%              6.459%   Actual/360                  $19,869   8/11/2006     7/11/2016    N/A
199                6.230%              6.159%   Actual/360                  $19,201   8/11/2006     8/11/2016    N/A
200                6.610%              6.589%   Actual/360                  $19,819   9/11/2006     9/11/2016    N/A
201                6.370%              6.349%   Actual/360                  $19,174   7/11/2006     8/11/2016    N/A
204                6.240%              6.219%   Actual/360                  $18,452   7/11/2006     6/11/2016    N/A
206                6.110%              6.089%   Actual/360                  $18,199   6/11/2006     6/11/2016    N/A
208                6.000%              5.979%   Actual/360                  $17,687   7/11/2006     6/11/2016    N/A
209                6.410%              6.389%   Actual/360                  $18,372   8/11/2006     7/11/2016    N/A
210                6.400%              6.379%   Actual/360                  $18,140   7/11/2006     8/11/2016    N/A
214                6.770%              6.749%   Actual/360                  $18,185   8/11/2006     7/11/2016    N/A
217                6.630%              6.609%   Actual/360                  $17,810   8/11/2006     7/11/2016    N/A
219                6.010%              5.989%   Actual/360                  $17,735   6/11/2006     5/11/2016    N/A
220                6.360%              6.339%   Actual/360                  $16,968   9/11/2006     7/11/2016    N/A
221                6.850%              6.829%   Actual/360                  $20,898   8/11/2006     7/11/2026    N/A
222                5.750%              5.729%   Actual/360                  $15,581   1/11/2006     12/11/2015   N/A
223                6.630%              6.609%   Actual/360                  $16,817   8/11/2006     7/11/2016    N/A
226                6.570%              6.549%   Actual/360                  $16,490   7/11/2006     6/11/2016    N/A
230                6.600%              6.579%   Actual/360                  $16,286   9/11/2006     8/11/2016    N/A
231                6.480%              6.369%   Actual/360                  $15,927   9/11/2006     8/11/2016    N/A
232                6.270%              6.249%   Actual/360                  $15,425   8/11/2006     7/11/2016    N/A
234                6.100%              6.079%   Actual/360                  $15,150   5/11/2006     4/11/2016    N/A
237                6.630%              6.609%   Actual/360                  $15,696   8/11/2006     7/11/2016    N/A
238                6.550%              6.529%   Actual/360                  $15,376   8/11/2006     7/11/2016    N/A
240                6.480%              6.459%   Actual/360                  $15,138   8/11/2006     8/11/2016    N/A
245                6.440%              6.369%   Actual/360                  $14,447   8/11/2006     7/11/2016    N/A
248                6.100%              6.079%   Actual/360                  $13,362   8/11/2006     7/11/2016    N/A
250                6.420%              6.399%   Actual/360                  $13,784   7/11/2006     6/11/2016    N/A
253                6.300%              6.229%   Actual/360                  $14,581   8/11/2006     8/11/2016    N/A
254                6.300%              6.279%   Actual/360                  $13,617   7/11/2006     6/11/2016    N/A
255                6.380%              6.359%   Actual/360                  $13,732   6/11/2006     5/11/2016    N/A
256                6.600%              6.579%   Actual/360                  $13,955   8/11/2006     7/11/2016    N/A
256a
256b
258                6.530%              6.469%   Actual/360                  $13,835   7/11/2006     6/11/2016    N/A
260                6.570%              6.549%   Actual/360                  $13,816   8/11/2006     7/11/2016    N/A
262                6.810%              6.789%   Actual/360                  $13,881   8/11/2006     7/11/2016    N/A
264                6.350%              6.329%   Actual/360                  $13,067   9/11/2006     8/11/2016    N/A
265                6.230%              6.209%   Actual/360                  $12,903   7/11/2006     7/11/2016    N/A
267                6.330%              6.309%   Actual/360                  $12,729   8/11/2006     7/11/2016    N/A
268                6.580%              6.559%   Actual/360                  $12,874   8/11/2006     7/11/2016    N/A
271                6.110%              6.089%   Actual/360                  $12,133   4/11/2006     3/11/2016    N/A
272                6.080%              6.059%   Actual/360                  $11,792   6/11/2006     6/11/2016    N/A
276                6.760%              6.739%   Actual/360                  $11,888   8/11/2006     7/11/2016    N/A
277                6.390%              6.369%   Actual/360                  $10,997   10/11/2006    7/11/2016    N/A
281                6.500%              6.479%   Actual/360                  $11,061   5/11/2006     4/11/2016    N/A
282                6.800%              6.779%   Actual/360                  $11,272   8/11/2006     7/11/2016    N/A
284                6.330%              6.309%   Actual/360                  $10,556   7/11/2006     8/11/2016    N/A
288                6.360%              6.339%   Actual/360                  $10,589   6/11/2006     6/11/2016    N/A
289                6.110%              6.089%   Actual/360                  $12,287   5/11/2006     3/11/2026    N/A
290                6.470%              6.449%   Actual/360                  $10,460   9/11/2006     8/11/2016    N/A
292                6.380%              6.359%   Actual/360                  $10,206   7/11/2006     7/11/2016    N/A
294                6.790%              6.769%   Actual/360                  $10,550   8/11/2006     7/11/2016    N/A
299                6.410%              6.389%   Actual/360                  $10,019   8/11/2006     7/11/2016    N/A
303                6.550%              6.529%   Actual/360                   $9,689   9/11/2006     8/11/2016    N/A
304                5.830%              5.769%   Actual/360                   $8,854   12/11/2005    1/11/2016    N/A
310                6.690%              6.669%   Actual/360                   $9,025   7/11/2006     7/11/2016    N/A
312                6.250%              6.139%   Actual/360                   $8,620   5/11/2006     4/11/2016    N/A

314                6.380%              6.359%   Actual/360                   $8,427   6/11/2006     5/11/2016    N/A
315                6.540%              6.519%   Actual/360                   $8,505   8/11/2006     7/11/2016    N/A
318                6.400%              6.379%   Actual/360                   $8,107   5/11/2006     4/11/2016    N/A
319                6.300%              6.279%   Actual/360                   $7,923   8/11/2006     8/11/2016    N/A
323                6.520%              6.409%   Actual/360                   $7,917   7/11/2006     6/11/2016    N/A
324                6.510%              6.489%   Actual/360                   $7,814   9/11/2006     8/11/2016    N/A
325                6.910%              6.889%   Actual/360                   $7,911   8/11/2006     8/11/2016    N/A
328                6.450%              6.429%   Actual/360                   $7,545   7/11/2006     6/11/2016    N/A

329                6.250%              6.139%   Actual/360                   $7,222   5/11/2006     4/11/2016    N/A
331                6.360%              6.339%   Actual/360                   $6,852   7/11/2006     6/11/2016    N/A
335                6.350%              6.329%   Actual/360                   $6,659   6/11/2006     6/11/2016    N/A
336                6.570%              6.549%   Actual/360                   $6,048   9/11/2006     8/11/2016    N/A
338                6.480%              6.459%   Actual/360                   $5,771   5/11/2006     4/11/2016    N/A
340                6.660%              6.639%   Actual/360                   $5,655   9/11/2006     8/11/2016    N/A
342                6.380%              6.359%   Actual/360                   $5,143   6/11/2006     7/11/2016    N/A
344                6.830%              6.809%   Actual/360                   $5,231   9/11/2006     8/11/2016    N/A
346                6.730%              6.709%   Actual/360                   $4,855   9/11/2006     8/11/2016    N/A
348                7.180%              7.159%   Actual/360                   $5,081   7/11/2006     6/11/2016    N/A
349                6.920%              6.899%   Actual/360                   $4,950   6/11/2006     5/11/2016    N/A
350                6.390%              6.369%   Actual/360                   $5,013   7/11/2006     6/11/2016    N/A
357                6.560%              6.539%   Actual/360                   $2,544   7/11/2006     6/11/2016    N/A

                                                                                           Servicing
                                                                                           and
                               Letter of      Ground   Earthquake        Environmental     Trustee
#     Lockout/Defeasance (5)   Credit         Lease    Insurance (Y/N)   Insurance (Y/N)   Fees
---   ----------------------   ------------   ------   ---------------   ---------------   ---------
  1   Yes                                $0   N/A      Yes               N/A                0.020600%
  2   Yes                      $115,000,000   N/A      Yes               N/A                0.020600%
  3   Yes                                $0                                                 0.020600%
3a                                            N/A      Yes               N/A
3b                                            N/A      Yes               N/A
3c                                            N/A      Yes               N/A
3d                                            N/A      Yes               N/A
3e                                            N/A      Yes               N/A
3f                                            N/A      Yes               N/A
3g                                            N/A      Yes               N/A
3h                                            N/A      Yes               N/A
3i                                            N/A      Yes               N/A
3j                                            N/A      Yes               N/A
3k                                            N/A      Yes               N/A
3l                                            N/A      Yes               N/A
3m                                            N/A      Yes               N/A
3n                                            N/A      Yes               N/A
  4   Yes                                $0   Yes      Yes               N/A                0.020600%
  5   Yes                                $0   N/A      Yes               N/A                0.020600%
  6   No                                 $0   Yes      Yes               N/A                0.020600%
 12   Yes                                $0   Yes      N/A               N/A                0.020600%
 15   Yes                                $0   N/A      Yes               N/A                0.020600%
 16   Yes                                $0   N/A      Yes               N/A                0.020600%
 17   No                                 $0                                                 0.020600%
17a                                           N/A      N/A               N/A
17b                                           N/A      N/A               N/A
17c                                           N/A      N/A               N/A
 18   Yes                                $0   N/A      N/A               N/A                0.040600%
 19   Yes                                $0   N/A      N/A               N/A                0.040600%
 20   Yes                                $0   N/A      N/A               N/A                0.040600%
 22   Yes                                $0   N/A      N/A               N/A                0.030600%

 23   Yes                                $0   N/A      N/A               N/A                0.020600%
 25   Yes                                $0                                                 0.020600%
25a                                           N/A      Yes               N/A
25b                                           N/A      Yes               N/A
 31   Yes                                $0   Yes      N/A               N/A                0.020600%
 33   Yes                                $0   N/A      Yes               N/A                0.020600%
 36   Yes                                $0   N/A      N/A               N/A                0.020600%
 38   Yes                                $0   N/A      Yes               N/A                0.020600%
 39   Yes                                $0   N/A      Yes               N/A                0.020600%
 40   Yes                                $0   N/A      N/A               N/A                0.020600%
 42   Yes                                $0   Yes      N/A               N/A                0.020600%
 43   Yes                                $0   N/A      N/A               N/A                0.020600%
 44   Yes                        $2,440,000   N/A      N/A               N/A                0.020600%
 50   Yes                                $0                                                 0.080600%
50a                                           N/A      Yes               N/A
50b                                           N/A      Yes               N/A
50c                                           N/A      Yes               N/A
50d                                           N/A      Yes               N/A
50e                                           N/A      Yes               N/A
50f                                           N/A      Yes               N/A
 52   Yes                                $0   N/A      N/A               N/A                0.020600%
 57   Yes                                $0   N/A      N/A               N/A                0.050600%
 58   Yes                                $0   Yes      N/A               N/A                0.020600%
 59   Yes                                $0   N/A      N/A               N/A                0.020600%
 60   Yes                                $0   N/A      N/A               N/A                0.020600%
 61   Yes                                $0   N/A      N/A               N/A                0.060600%
 62   Yes                                $0   N/A      N/A               N/A                0.020600%
 64   Yes                                $0   N/A      N/A               N/A                0.020600%
 65   Yes                                $0   N/A      Yes               N/A                0.020600%
 67   Yes                                $0   Yes      N/A               N/A                0.020600%
 68   Yes                                $0   Yes      N/A               N/A                0.020600%
 70   Yes                                $0   N/A      N/A               N/A                0.020600%
 71   Yes                                $0   N/A      Yes               N/A                0.020600%
 72   Yes                                $0   N/A      Yes               N/A                0.020600%
 73   Yes                                $0                                                 0.020600%
73a                                           N/A      N/A               N/A
73b                                           N/A      N/A               N/A
 78   Yes                                $0   N/A      N/A               N/A                0.020600%
 79   Yes                                $0   N/A      Yes               N/A                0.060600%
 83   Yes                                $0   N/A      N/A               N/A                0.020600%
 84   Yes                                $0   N/A      N/A               N/A                0.020600%
 86   Yes                                $0   N/A      N/A               N/A                0.020600%
 88   Yes                                $0   N/A      N/A               N/A                0.020600%
 91   Yes                          $935,000   N/A      N/A               N/A                0.060600%
 92   Yes                                $0   N/A      N/A               N/A                0.100600%
101   Yes                                $0   N/A      N/A               N/A                0.040600%
103   Yes                                $0   N/A      N/A               N/A                0.060600%
104   Yes                                $0   N/A      N/A               N/A                0.020600%
106   Yes                                $0   N/A      N/A               N/A                0.110600%
111   Yes                                $0   N/A      N/A               N/A                0.020600%
113   Yes                                $0   N/A      N/A               N/A                0.020600%
116   Yes                                $0   N/A      N/A               N/A                0.020600%
117   Yes                                $0   N/A      N/A               N/A                0.020600%
118   Yes                                $0   N/A      N/A               N/A                0.020600%
120   Yes                                $0   N/A      N/A               N/A                0.020600%
127   Yes                                $0   N/A      N/A               N/A                0.020600%
130   Yes                                $0   N/A      Yes               N/A                0.020600%
131   Yes                                $0   N/A      N/A               N/A                0.020600%
132   Yes                                $0   N/A      N/A               N/A                0.020600%
134   Yes                                $0   N/A      N/A               N/A                0.020600%
136   No                                 $0   Yes      N/A               N/A                0.020600%
138   Yes                                $0   N/A      N/A               N/A                0.020600%
139   Yes                                $0   N/A      N/A               N/A                0.020600%
141   Yes                                $0   N/A      N/A               N/A                0.020600%
144   Yes                                $0   N/A      N/A               N/A                0.020600%
148   Yes                                $0   N/A      N/A               N/A                0.040600%
149   Yes                                $0   N/A      N/A               N/A                0.020600%
151   Yes                          $916,000   N/A      N/A               N/A                0.020600%
156   Yes                                $0   N/A      N/A               N/A                0.060600%
160   Yes                                $0   N/A      N/A               N/A                0.020600%
163   Yes                                $0   N/A      N/A               N/A                0.020600%
165   Yes                                $0   N/A      N/A               N/A                0.070600%
166   Yes                                $0   N/A      N/A               N/A                0.020600%
170   Yes                                $0   N/A      N/A               N/A                0.020600%
172   Yes                                $0   N/A      N/A               N/A                0.020600%
173   Yes                                $0   N/A      N/A               N/A                0.020600%
175   Yes                                $0   N/A      N/A               N/A                0.020600%
177   Yes                                $0   N/A      N/A               N/A                0.110600%
183   Yes                                $0   N/A      N/A               N/A                0.020600%
185   Yes                                $0   N/A      N/A               N/A                0.020600%
186   Yes                                $0   N/A      N/A               N/A                0.020600%
187   Yes                                $0                                                 0.110600%
187a                                          N/A      N/A               Yes
187b                                          N/A      N/A               Yes
188   Yes                                $0   N/A      N/A               N/A                0.020600%
189   Yes                                $0   N/A      N/A               N/A                0.020600%
191   Yes                                $0   N/A      N/A               N/A                0.020600%
193   Yes                                $0   N/A      N/A               Yes                0.020600%
195   Yes                                $0   N/A      N/A               N/A                0.060600%
197   Yes                                $0   N/A      N/A               N/A                0.020600%
199   Yes                                $0   N/A      N/A               N/A                0.070600%
200   Yes                                $0   N/A      N/A               N/A                0.020600%
201   Yes                                $0   N/A      N/A               Yes                0.020600%
204   Yes                                $0   N/A      N/A               N/A                0.020600%
206   Yes                                $0   N/A      N/A               Yes                0.020600%
208   Yes                                $0   N/A      N/A               N/A                0.020600%
209   Yes                                $0   N/A      N/A               N/A                0.020600%
210   Yes                                $0   N/A      N/A               Yes                0.020600%
214   Yes                                $0   N/A      N/A               Yes                0.020600%
217   Yes                                $0   N/A      N/A               N/A                0.020600%
219   Yes                                $0   N/A      N/A               N/A                0.020600%
220   Yes                                $0   N/A      N/A               N/A                0.020600%
221   Yes                                $0   N/A      N/A               Yes                0.020600%
222   Yes                                $0   N/A      N/A               Yes                0.020600%
223   Yes                                $0   N/A      N/A               N/A                0.020600%
226   Yes                                $0   N/A      N/A               Yes                0.020600%
230   Yes                                $0   N/A      N/A               Yes                0.020600%
231   Yes                                $0   N/A      N/A               Yes                0.110600%
232   Yes                                $0   N/A      N/A               Yes                0.020600%
234   Yes                                $0   N/A      Yes               N/A                0.020600%
237   Yes                                $0   N/A      N/A               Yes                0.020600%
238   Yes                                $0   N/A      N/A               Yes                0.020600%
240   No                                 $0   N/A      Yes               Yes                0.020600%
245   Yes                                $0   N/A      N/A               N/A                0.070600%
248   Yes                                $0   N/A      N/A               Yes                0.020600%
250   Yes                                $0   N/A      N/A               N/A                0.020600%
253   Yes                                $0   N/A      N/A               N/A                0.070600%
254   No                                 $0   N/A      N/A               Yes                0.020600%
255   Yes                                $0   N/A      Yes               N/A                0.020600%
256   Yes                                $0                                                 0.020600%
256a                                          N/A      N/A               N/A
256b                                          N/A      N/A               N/A
258   Yes                                $0   N/A      N/A               Yes                0.060600%
260   Yes                          $105,000   N/A      N/A               Yes                0.020600%
262   Yes                                $0   N/A      N/A               N/A                0.020600%
264   Yes                                $0   N/A      N/A               N/A                0.020600%
265   Yes                                $0   N/A      N/A               N/A                0.020600%
267   Yes                                $0   N/A      N/A               N/A                0.020600%
268   Yes                                $0   N/A      N/A               N/A                0.020600%
271   No                                 $0   N/A      N/A               Yes                0.020600%
272   Yes                                $0   N/A      N/A               Yes                0.020600%
276   No                                 $0   N/A      N/A               Yes                0.020600%
277   Yes                                $0   N/A      N/A               N/A                0.020600%
281   Yes                                $0   N/A      N/A               Yes                0.020600%
282   Yes                                $0   N/A      Yes               N/A                0.020600%
284   Yes                                $0   N/A      N/A               N/A                0.020600%
288   Yes                                $0   N/A      N/A               N/A                0.020600%
289   Yes                                $0   N/A      N/A               Yes                0.020600%
290   Yes                                $0   N/A      N/A               N/A                0.020600%
292   Yes                                $0   N/A      N/A               N/A                0.020600%
294   Yes                                $0   N/A      N/A               Yes                0.020600%
299   Yes                                $0   N/A      N/A               Yes                0.020600%
303   Yes                                $0   N/A      N/A               Yes                0.020600%
304   Yes                                $0   N/A      N/A               Yes                0.060600%
310   No                                 $0   N/A      N/A               Yes                0.020600%
312   Yes                                $0   N/A      N/A               Yes                0.110600%

314   Yes                                $0   N/A      N/A               N/A                0.020600%
315   Yes                                $0   N/A      N/A               Yes                0.020600%
318   Yes                                $0   N/A      N/A               Yes                0.020600%
319   Yes                                $0   N/A      N/A               Yes                0.020600%
323   Yes                                $0   N/A      N/A               Yes                0.110600%
324   Yes                                $0   N/A      N/A               Yes                0.020600%
325   Yes                                $0   N/A      N/A               Yes                0.020600%
328   Yes                                $0   N/A      N/A               Yes                0.020600%

329   Yes                                $0   N/A      N/A               Yes                0.110600%
331   Yes                                $0   N/A      N/A               Yes                0.020600%
335   Yes                                $0   N/A      N/A               Yes                0.020600%
336   Yes                                $0   N/A      N/A               Yes                0.020600%
338   Yes                                $0   N/A      N/A               Yes                0.020600%
340   Yes                                $0   N/A      N/A               Yes                0.020600%
342   Yes                                $0   N/A      N/A               N/A                0.020600%
344   Yes                                $0   N/A      N/A               Yes                0.020600%
346   No                                 $0   N/A      N/A               Yes                0.020600%
348   Yes                                $0   N/A      N/A               Yes                0.020600%
349   Yes                                $0   N/A      N/A               Yes                0.020600%
350   Yes                                $0   N/A      N/A               Yes                0.020600%
357   Yes                                $0   N/A      N/A               Yes                0.020600%




#     Loan Seller
---   ---------------------------------------
  1   Column Financial, Inc.
  2   Column Financial, Inc.
  3   Column Financial, Inc.
3a    Column Financial, Inc.
3b    Column Financial, Inc.
3c    Column Financial, Inc.
3d    Column Financial, Inc.
3e    Column Financial, Inc.
3f    Column Financial, Inc.
3g    Column Financial, Inc.
3h    Column Financial, Inc.
3i    Column Financial, Inc.
3j    Column Financial, Inc.
3k    Column Financial, Inc.
3l    Column Financial, Inc.
3m    Column Financial, Inc.
3n    Column Financial, Inc.
  4   Column Financial, Inc./Barclays Capital
  5   Column Financial, Inc.
  6   Column Financial, Inc.
 12   Column Financial, Inc.
 15   Column Financial, Inc.
 16   Column Financial, Inc.
 17   Column Financial, Inc.
17a   Column Financial, Inc.
17b   Column Financial, Inc.
17c   Column Financial, Inc.
 18   Column Financial, Inc.
 19   Column Financial, Inc.
 20   Column Financial, Inc.
 22   Column Financial, Inc.

 23   Column Financial, Inc.
 25   Column Financial, Inc.
25a   Column Financial, Inc.
25b   Column Financial, Inc.
 31   Column Financial, Inc.
 33   Column Financial, Inc.
 36   Column Financial, Inc.
 38   Column Financial, Inc.
 39   Column Financial, Inc.
 40   Column Financial, Inc.
 42   Column Financial, Inc.
 43   Column Financial, Inc.
 44   Column Financial, Inc.
 50   Column Financial, Inc.
50a   Column Financial, Inc.
50b   Column Financial, Inc.
50c   Column Financial, Inc.
50d   Column Financial, Inc.
50e   Column Financial, Inc.
50f   Column Financial, Inc.
 52   Column Financial, Inc.
 57   Column Financial, Inc.
 58   Column Financial, Inc.
 59   Column Financial, Inc.
 60   Column Financial, Inc.
 61   Column Financial, Inc.
 62   Column Financial, Inc.
 64   Column Financial, Inc.
 65   Column Financial, Inc.
 67   Column Financial, Inc.
 68   Column Financial, Inc.
 70   Column Financial, Inc.
 71   Column Financial, Inc.
 72   Column Financial, Inc.
 73   Column Financial, Inc.
73a   Column Financial, Inc.
73b   Column Financial, Inc.
 78   Column Financial, Inc.
 79   Column Financial, Inc.
 83   Column Financial, Inc.
 84   Column Financial, Inc.
 86   Column Financial, Inc.
 88   Column Financial, Inc.
 91   Column Financial, Inc.
 92   Column Financial, Inc.
101   Column Financial, Inc.
103   Column Financial, Inc.
104   Column Financial, Inc.
106   Column Financial, Inc.
111   Column Financial, Inc.
113   Column Financial, Inc.
116   Column Financial, Inc.
117   Column Financial, Inc.
118   Column Financial, Inc.
120   Column Financial, Inc.
127   Column Financial, Inc.
130   Column Financial, Inc.
131   Column Financial, Inc.
132   Column Financial, Inc.
134   Column Financial, Inc.
136   Column Financial, Inc.
138   Column Financial, Inc.
139   Column Financial, Inc.
141   Column Financial, Inc.
144   Column Financial, Inc.
148   Column Financial, Inc.
149   Column Financial, Inc.
151   Column Financial, Inc.
156   Column Financial, Inc.
160   Column Financial, Inc.
163   Column Financial, Inc.
165   Column Financial, Inc.
166   Column Financial, Inc.
170   Column Financial, Inc.
172   Column Financial, Inc.
173   Column Financial, Inc.
175   Column Financial, Inc.
177   Column Financial, Inc.
183   Column Financial, Inc.
185   Column Financial, Inc.
186   Column Financial, Inc.
187   Column Financial, Inc.
187a  Column Financial, Inc.
187b  Column Financial, Inc.
188   Column Financial, Inc.
189   Column Financial, Inc.
191   Column Financial, Inc.
193   Column Financial, Inc.
195   Column Financial, Inc.
197   Column Financial, Inc.
199   Column Financial, Inc.
200   Column Financial, Inc.
201   Column Financial, Inc.
204   Column Financial, Inc.
206   Column Financial, Inc.
208   Column Financial, Inc.
209   Column Financial, Inc.
210   Column Financial, Inc.
214   Column Financial, Inc.
217   Column Financial, Inc.
219   Column Financial, Inc.
220   Column Financial, Inc.
221   Column Financial, Inc.
222   Column Financial, Inc.
223   Column Financial, Inc.
226   Column Financial, Inc.
230   Column Financial, Inc.
231   Column Financial, Inc.
232   Column Financial, Inc.
234   Column Financial, Inc.
237   Column Financial, Inc.
238   Column Financial, Inc.
240   Column Financial, Inc.
245   Column Financial, Inc.
248   Column Financial, Inc.
250   Column Financial, Inc.
253   Column Financial, Inc.
254   Column Financial, Inc.
255   Column Financial, Inc.
256   Column Financial, Inc.
256a  Column Financial, Inc.
256b  Column Financial, Inc.
258   Column Financial, Inc.
260   Column Financial, Inc.
262   Column Financial, Inc.
264   Column Financial, Inc.
265   Column Financial, Inc.
267   Column Financial, Inc.
268   Column Financial, Inc.
271   Column Financial, Inc.
272   Column Financial, Inc.
276   Column Financial, Inc.
277   Column Financial, Inc.
281   Column Financial, Inc.
282   Column Financial, Inc.
284   Column Financial, Inc.
288   Column Financial, Inc.
289   Column Financial, Inc.
290   Column Financial, Inc.
292   Column Financial, Inc.
294   Column Financial, Inc.
299   Column Financial, Inc.
303   Column Financial, Inc.
304   Column Financial, Inc.
310   Column Financial, Inc.
312   Column Financial, Inc.

314   Column Financial, Inc.
315   Column Financial, Inc.
318   Column Financial, Inc.
319   Column Financial, Inc.
323   Column Financial, Inc.
324   Column Financial, Inc.
325   Column Financial, Inc.
328   Column Financial, Inc.

329   Column Financial, Inc.
331   Column Financial, Inc.
335   Column Financial, Inc.
336   Column Financial, Inc.
338   Column Financial, Inc.
340   Column Financial, Inc.
342   Column Financial, Inc.
344   Column Financial, Inc.
346   Column Financial, Inc.
348   Column Financial, Inc.
349   Column Financial, Inc.
350   Column Financial, Inc.
357   Column Financial, Inc.

(1)   Assumes a Cut-off Date in September 2006.

(2) In the case of the ARD Loans, the anticipated repayment date is assumed to be the maturity date for the purposes of the indicated column.

(3) For mortgage loans classified as interest only, the monthly payments represent the average of one full year of interest payments. For mortgage loans with an initial interest only term, the monthly payments represent the principal and interest payments du

(4)   Anticipated Repayment Date.

(5)   Yes means that defeasance is permitted notwithstanding the Lockout Period.